As filed with the Securities and Exchange Commission on August 27, 2013

Registration Nos. 2-90949

811-04014

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 42

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 43

MERIDIAN FUND, INC.®

(Exact name of Registrant as Specified in Charter)

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: (415) 461-6237

Gregg B. Keeling

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

(Name and Address of Agent for Service)

With copies to:

Robert M. Kurucza, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment relates solely to the Registrant’s Meridian Equity Income Fund, Meridian Growth Fund and Meridian Value Fund (to be renamed the Meridian Contrarian Fund) series. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

MERIDIAN FUND, INC.®

MERIDIAN EQUITY INCOME FUND®

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

MERIDIAN GROWTH FUND®

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

MERIDIAN CONTRARIAN FUND® (FORMERLY KNOWN AS MERIDIAN VALUE FUND)

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

PROSPECTUS

[            ], 2013

This Prospectus contains essential information for anyone considering an investment in the Funds. Please read this document carefully and retain it for future reference.

Arrowpoint Asset Management, LLC

(the “Investment Adviser”)

website: www.meridianfund.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERIDIAN FUND, INC.®

FUND SUMMARY

MERIDIAN EQUITY INCOME FUND

Investment Objective

The MERIDIAN EQUITY INCOME FUND seeks long-term growth of capital along with income as a component of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Legacy Class Shares	Institutional Class Shares	Advisor Class Shares	Retirement Class Shares
Maximum Sales Charge (Load) on Purchases	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution (Rule 12b-1) Fees	0.00%	[ ]%	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%
Shareholder Servicing Fee	[ ]%	[ ]%	[ ]%	[ ]%
Other	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Legacy Class shares, Institutional Class shares, Advisor Class shares or Retirement Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

3	Meridian Equity Income Fund

The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year			3 Years			5 Years			10 Years
Legacy Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Institutional Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Advisor Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Retirement Class Shares	$	[	]	$	[	]	$	[	]	$	[	]

Meridian Equity Income Fund	4

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities of U.S. companies that have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Equity securities include common and preferred stocks as well as convertible securities in domestic and foreign companies. The Fund may invest in securities of companies with any capitalization across a broad range of industries. These may include companies that are relatively small in terms of assets, revenues and earnings. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund may also invest its assets in debt or fixed income securities including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard and Poor’s Ratings Services (“S&P”) or are in default or unrated but of comparable quality as determined by the Investment Adviser. The Fund generally sells investments when the Investment Adviser concludes that the long-term growth or dividend prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital along with income as a component of total return. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Income Risk — The Fund may not be able to pay distributions or may have to reduce its distribution level if the amount of dividends and/or interest received by the Fund on the securities it holds declines or is insufficient to pay such distributions.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

5	Meridian Equity Income Fund

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Legacy Class shares from year-to-year. Prior to [        ], 2013, the Fund offered a single class of shares which is now known as Legacy Class shares. Performance information for Institutional Class shares, Advisor Class shares and Retirement Class shares of the Fund is not shown because such classes commenced operations on or around the date of this Prospectus. The performance of the Fund’s new share classes would have differed from that of Legacy Class shares only to the extent that such classes have higher expenses than Legacy Class shares, which would have resulted in lower performance.

The table shows how the Fund’s average annual returns compare with those of the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

During the period covered by this bar chart, the Fund’s Legacy Class shares highest quarterly return was 20.06% (for the quarter ended September 30, 2009); and the lowest quarterly return was -21.28% (for the quarter ended December 31, 2008).

For the period January 1, 2013 through September 30, 2013, the total return of the Fund’s Legacy Class shares was [__]%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

MERIDIAN EQUITY INCOME FUND LEGACY CLASS SHARES (1/31/2005)	1 Year	5 Years	Life of Class
Return Before Taxes	8.59%	2.72%	4.73%
Return After Taxes on Distributions	8.18%	2.16%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	6.14%	2.21%	3.97%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	4.59%

Meridian Equity Income Fund	6

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC

Portfolio Managers

James England, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. England, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2001, has served as a Co-Portfolio Manager of the Fund since 2012.

James O’Connor, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. O’Connor, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2004, has assisted with managing the Fund since its inception in 2005.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page [    ] of this Prospectus.

7	Meridian Equity Income Fund

FUND SUMMARY

MERIDIAN GROWTH FUND

Investment Objective

The MERIDIAN GROWTH FUND seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Legacy Class Shares	Institutional Class Shares	Advisor Class Shares	Retirement Class Shares
Maximum Sales Charge (Load) on Purchases	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%	0.76%	0.76%	0.76%
Distribution (Rule 12b-1) Fees	0.00%	[ ]%	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%
Shareholder Servicing Fee	[ ]%	[ ]%	[ ]%	[ ]%
Other	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Legacy Class shares, Institutional Class shares, Advisor Class shares or Retirement Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those

Meridian Growth Fund	8

periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year			3 Years			5 Years			10 Years
Legacy Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Institutional Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Advisor Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Retirement Class Shares	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes small- and mid-capitalization growth companies that the Investment Adviser believes may have prospects for above-average growth in revenues and earnings because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. The Fund may invest in securities of companies with any capitalization across a broad range of industries, though it typically emphasizes small- and mid-capitalization companies. These may include companies that are relatively small in terms of total assets, revenues and earnings. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

9	Meridian Growth Fund

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Legacy Class shares from year-to-year. Prior to [ ], 2013, the Fund offered a single class of shares which is now known as Legacy Class shares. Performance information for Institutional Class shares, Advisor Class shares and Retirement Class shares of the Fund is not shown because such classes commenced operations on or around the date of this Prospectus. The performance of the Fund’s new share classes would have differed from that of Legacy Class shares only to the extent that such classes have higher expenses than Legacy Class shares, which would have resulted in lower performance.

The table shows how the Fund’s average annual returns compare with those of the Russell 2000® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

During the period covered by this bar chart, the Fund’s Legacy Class shares highest quarterly return was 20.96% (for the quarter ended June 30, 2003); and the lowest quarterly return was -20.24% (for the quarter ended December 31, 2008).

For the period January 1, 2013 through September 30, 2013, the total return of the Fund’s Legacy Class shares was [__]%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

MERIDIAN GROWTH FUND LEGACY CLASS SHARES (8/1/1984)	1 Year	5 Years	10 Years	Life of Class
Return Before Taxes	12.27%	7.17%	11.35%	12.44%
Return After Taxes on Distributions	9.77%	6.28%	10.48%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	11.37%	6.12%	9.99%	9.95%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	16.35%	3.56%	9.72%	9.70%

Meridian Growth Fund	10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC

Portfolio Management Team

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since [            ], 2013.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since [            ], 2013.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page [    ] of this Prospectus.

11	Meridian Growth Fund

FUND SUMMARY

MERIDIAN CONTRARIAN FUND

Investment Objective

The MERIDIAN CONTRARIAN FUND (formerly known as Meridian Value Fund) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Legacy Class Shares	Institutional Class Shares	Advisor Class Shares	Retirement Class Shares
Maximum Sales Charge (Load) on Purchases	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.00%	[ ]%	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%
Shareholder Servicing Fee	[ ]%	[ ]%	[ ]%	[ ]%
Other	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Legacy Class shares, Institutional Class shares, Advisor Class shares or Retirement Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those

Meridian Contrarian Fund	12

periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year			3 Years			5 Years			10 Years
Legacy Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Institutional Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Advisor Class Shares	$	[	]	$	[	]	$	[	]	$	[	]
Retirement Class Shares	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer’s long-term earnings power or asset value, or the stock market in general. Securities in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P. The Fund may invest up to 10% of its total assets in securities rated Ca or below by Moody’s or C or below by S&P, or unrated but considered by the Investment Adviser to be of comparable quality. The Fund may also invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when (i) the Investment Adviser concludes that the company’s fundamentals are not meeting expectations; (ii) better investment opportunities exist; and/or (iii) the company’s business has improved and this, in the Investment Adviser’s opinion, is reflected in the share price.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

13	Meridian Contrarian Fund

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Value Securities Risk — The market value of a value security may take longer than anticipated to rise, may decline or may fail to meet the Investment Adviser’s assessment of its potential value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Legacy Class shares from year-to-year. Prior to [ ], 2013, the Fund offered a single class of shares which is now known as Legacy Class shares. Performance information for Institutional Class shares, Advisor Class shares and Retirement Class shares of the Fund is not shown because such classes commenced operations on or around the date of this Prospectus. The performance of the Fund’s new share classes would have differed from that of Legacy Class shares only to the extent that such classes have higher expenses than Legacy Class shares, which would have resulted in lower performance.

The table shows how the Fund’s average annual returns compare with those of the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Meridian Contrarian Fund	14

During the period covered by this bar chart, the Fund’s Legacy Class shares highest quarterly return was 16.07% (for the quarter ended September 30, 2009); and the lowest quarterly return was –23.48% (for the quarter ended December 31, 2008).

For the period January 1, 2013 through September 30, 2013, the total return of the Fund’s Legacy Class shares was [        ]%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

MERIDIAN CONTRARIAN FUND LEGACY CLASS SHARES (2/10/1994)	1 Year	5 Years	10 Years	Life of Class
Return Before Taxes	17.42%	2.28%	8.61%	12.68%
Return After Taxes on Distributions	17.36%	1.99%	7.46%	11.15%
Return After Taxes on Distributions and Sale of Fund Shares	11.41%	1.84%	7.32%	10.81%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%	7.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC

15	Meridian Contrarian Fund

Portfolio Management Team

James England, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. England, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2001, has assisted with managing the Fund since 2001.

James O’Connor, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. O’Connor, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2004, has assisted with managing the Fund since 2004.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page [    ] of this Prospectus.

Meridian Contrarian Fund	16

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Funds.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Legacy Class Shares	$1,000	$50
Institutional Class Shares	$1,000,000	NONE
Advisor Class Shares	$2,500	$50
Retirement Class Shares	NONE	NONE

In general, you may purchase, redeem or exchange shares of the Funds directly with Meridian Fund, Inc.® on any day the New York Stock Exchange is open for regular trading, in the following ways:

By Internet	Regular Mail	Express Mail	By Telephone or Wire
www.meridianfund.com	MERIDIAN FUND, INC.® P.O. Box 9792 Providence, RI 02940	MERIDIAN FUND, INC.® 4400 Computer Drive Westborough, MA 01581-1722	1-800-446-6662

You may also purchase, redeem or exchange shares of the Funds by contacting your advisor or other financial intermediary. If you maintain your account with a financial intermediary, you must contact that intermediary to purchase, redeem or exchange shares of the Funds in or from your account with the intermediary.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

17

Information about the Fees and Expenses of the MERIDIAN EQUITY INCOME FUND

The Investment Adviser has voluntarily agreed to reimburse all ordinary total annual operating expenses of the MERIDIAN EQUITY INCOME FUND in excess of 1.25% of average daily net assets. For the fiscal year ended June 30, 2013, the previous investment adviser to the Fund, Aster Investment Management Co., Inc. (the “Previous Investment Adviser”), reimbursed expenses of the Fund to limit expenses to 1.25% (as further described below). The Investment Adviser may change or terminate this voluntary reimbursement at any time.

18

FURTHER INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GENERAL

In selecting investments to achieve the objective of long-term growth of capital (and, for the MERIDIAN EQUITY INCOME FUND, long-term growth of capital along with income as a component of total return), the Investment Adviser considers issuer-specific criteria as well as the economic outlook and political conditions. Specific issuer-related criteria include the issuer’s growth relative to its price-earnings ratio, its financial strength and management practices and abilities, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock appreciation, other enterprise and market valuation criteria as well as the value of the investments relative to other comparable investment alternatives.

The proportions of a Fund’s assets invested in equity securities or cash equivalents, particular industries, and specific securities will shift from time to time in accordance with the Investment Adviser’s judgment. Each Fund’s investment objective and its investment policies other than those listed as “fundamental” in the Statement of Additional Information (“SAI”) may be changed by the Funds’ Board of Directors (the “Board”) without shareholder approval. Any such changes may result in a Fund having investment objectives or policies different from those which you considered appropriate at the time you invested in the Fund.

Securities are determined by the Investment Adviser to be “U.S.” (or “Non-U.S.”) based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its assets, its exposure to economic fortunes and risks of countries or geographic regions outside the United States and other relevant factors.

An investment or type of security specifically identified in the prospectus generally reflects a principal investment (i.e., an investment in which a Fund generally invests, or may invest,

10% or more of its total assets). Each Fund also may use certain types of investments and investing techniques that are described in more detail in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment (i.e., an investment in which a Fund generally invests less than 10% of its total assets). A description of the Funds’ policies regarding disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI and on the Funds’ website at www.meridianfund.com.

The Investment Adviser may actively trade portfolio securities, which may lead to higher transaction costs that may affect a Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Funds do not engage in short sales, but the Board may permit a Fund to engage in such transactions in the future.

MERIDIAN EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The MERIDIAN EQUITY INCOME FUND primarily seeks long-term growth of capital along with income as a component of total return. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will receive at least 60 days’ prior notice of any change to the Fund’s objective.

INVESTMENT STRATEGIES

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities. Under normal circumstances, these securities will primarily be equity securities of U.S. companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise

19

dividends in the future. In addition to common stocks, equity securities may include preferred stock as well as securities convertible into common stock. The Fund may also invest in securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Shareholders will receive at least 60 days’ prior notice of any change to the principal investment strategies relating to the type of securities in which 80% of the value of the Fund’s assets must be invested. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest a portion of its assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P, are in default or are unrated but of comparable quality as determined by the Investment Adviser.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund’s investment strategy.

MERIDIAN GROWTH FUND

INVESTMENT OBJECTIVE

The MERIDIAN GROWTH FUND seeks long-term growth of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will receive at least 60 days’ prior notice of any change to the Fund’s objective.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes small- and mid-capitalization growth companies that the Investment Adviser believes may have prospects for above-average growth in revenues and earnings because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. These may include companies that are relatively small in terms of total assets, revenues and earnings. The Fund may also invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

The Fund may invest in securities of companies with any capitalization across a broad range of industries, though it typically emphasizes small- and mid-capitalization companies. The Fund may also invest in debt and equity-related securities (including convertible debt securities and warrants), bonds rated A or better by Moody’s (or, if unrated, are considered by the Investment Adviser to be of comparable quality), and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund’s investment strategies.

MERIDIAN CONTRARIAN FUND

INVESTMENT OBJECTIVE

The MERIDIAN CONTRARIAN FUND seeks long-term growth of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will receive at least 60 days’ prior notice of any change to the Fund’s objective.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer’s long-term earnings power or asset value, or the stock market in general. Securities

20

in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earnings prospects of the company. In addition, the Fund’s policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective, including the MERIDIAN GROWTH FUND. Many such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest in debt and equity-related securities (such as convertible debt securities, bonds and warrants) and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective within the Fund’s investment strategies.

The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as con-

vertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P, or are unrated but of comparable quality as determined by the Investment Adviser. The Fund may invest up to 10% of its total assets in securities rated below Ca by Moody’s or C by S&P, or are unrated but of comparable quality as determined by the Investment Adviser.

The Fund may purchase high yield bonds that the Investment Adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions for the issuers.

TEMPORARY INVESTMENTS

When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market or other conditions warrant the reduction of some or all of a Fund’s equity securities holdings, the Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. Similarly, a Fund may also temporarily depart from its investment strategies in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or for other reasons (e.g., when the Fund is implementing a revised investment strategy). During such periods, a Fund may hold a portion or all of its assets in cash, money market instruments or corporate debt obligations, or take other investment positions that depart from its ordinary investment strategies. This may cause a Fund to temporarily forego greater investment returns, and the Fund may not achieve its investment objective during such periods.

21

FURTHER INFORMATION ABOUT PRINCIPAL RISKS

INVESTMENT STRATEGY RISK

The Investment Adviser’s investment strategies and securities selection method may fail to produce the intended results or achieve a Fund’s investment objective of long-term growth of capital (and, for the MERIDIAN EQUITY INCOME FUND, long-term growth of capital along with income as a component of total return). In addition, the Investment Adviser’s investment approach may be out of favor at times, causing a Fund to underperform funds that also seek long-term growth of capital but use different approaches to the stock selection and portfolio construction process. A Fund’s shares, as a result, may lose value and/or underperform other funds with similar investment objectives. Accordingly, there is no assurance that a Fund will meet its investment objective or that the value of your investment will not decline.

MARKET RISK

Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.

GROWTH SECURITIES RISK

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. If the Investment Adviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Fund’s returns. A mutual fund investing principally in growth securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

VALUE SECURITIES RISK

Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Investment Adviser’s future value assessment of that security, may take longer than anticipated to rise to the believed value or may decline. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

SMALL COMPANY RISK

The Fund’s portfolio may include securities of smaller capitalization companies and less-seasoned companies that have limited operating histories and may not yet be profitable. These may include companies classified as small, mid- and micro capitalization. Investments in these companies offer opportunities for capital gain, but involve significant risks, including limited product lines, markets or financial resources, dependence on a key group of managers, the absence of a ready market for the securities (or securities which trade less frequently or in a limited volume, or only in the over-the-counter market or on a regional stock exchange), volatility of the stock price, and, in the case of unseasoned companies, the untested long-term viability of the firms’ operations. In addition, some smaller capitalization companies may not be widely followed by the investment community, which can lower the demand for their stocks.

22

EQUITY SECURITIES RISK

The value of a Fund’s stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller capitalized and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and may have a smaller market for their shares than do large capitalization companies. Convertible securities may offer less market risk than owning common shares, but the potential for capital gain may be less than a common stock investment. Preferred stock is a hybrid security that combines features of both common stock and bonds. It is equity, not debt, and is thus riskier than bonds. Whereas bond interest is a contractual expense of the issuer, preferred dividends, although payable before common dividends, are not assured (e.g., if earnings are low).

INCOME RISK

The amount of the distributions paid by a Fund generally depends on the amount of dividends and/or interest received by the Fund on the securities it holds. A Fund may not be able to pay distributions or may have to reduce its distribution level if the dividends and/or interest the Fund receives from its investments decline or are insufficient to pay such distributions.

RISKS OF INVESTING IN DEBT SECURITIES

Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.

RISKS OF INVESTING IN HIGH YIELD BONDS

High-yield, high risk bonds (i.e., “junk bonds”), in which only the MERIDIAN EQUITY INCOME FUND and the MERIDIAN CONTRARIAN FUND may invest, are speculative and are subject to greater volatility and risk of loss through default than investment grade securities, particularly in deteriorating economic conditions. High-yield bond values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated less than Baa or BBB are considered speculative. Bonds rated Ca or CC are described by Moody’s as “speculative in a high degree; often in default or having other marked shortcomings.” See Exhibit A to the SAI for a complete description of the bond ratings.

23

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, are also a risk related to foreign investments.

In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. Emerging market securities, in particular, involve greater risk and may be more volatile than those companies in more developed markets. For example, political and economic structures in less developed countries may change rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency fluctuations, which could adversely affect their economies and securities markets. In general, there may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory levels of taxation and withholding; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.

24

ORGANIZATION AND MANAGEMENT

MERIDIAN FUND, INC.

Meridian Fund, Inc.® (“Meridian”) is an open-end management investment company consisting of four separate series, which includes the MERIDIAN EQUITY INCOME FUND, the MERIDIAN GROWTH FUND and the MERIDIAN CONTRARIAN FUND (each, a “Fund” and collectively, the “Funds”) and the Meridian Small Cap Growth Fund, each of which is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

THE INVESTMENT ADVISER

Arrowpoint Asset Management, LLC, located at 100 Fillmore St., Suite 325, Denver, CO 80206, serves as the investment adviser to the Funds. The Investment Adviser, an investment adviser registered with the Securities and Exchange Commission (“SEC”) since 2009 and privately owned by its principals, manages the investments of the Funds’ portfolios, provides administrative services and manages Meridian’s other business affairs. These services are subject to general oversight by the Board. Pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Investment Adviser, dated [                ], 2013 (the “Management Agreement”), the Investment Adviser provides investment advisory services to the Funds.

Prior to [                ], 2013, the Funds were managed by the Previous Investment Adviser pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Previous Investment Adviser, dated July 13, 2012 (the “Aster Management Agreement”). On May 15, 2013, the Previous Investment Adviser entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Aster Management Agreement, and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Investment Adviser (the “Transaction”). The Transaction was subject to certain conditions to closing, including, among others, approval by the Board and by each Fund’s shareholders of a new investment management agreement between the Investment Adviser and Meridian, on behalf of each of the Funds; such approvals were obtained on June 11, 2013 and [                ], 2013, respectively. The closing of the Transaction occurred on [                , 2013] and resulted in the automatic termination of the Aster Management Agreement.

There are no material differences between the Management Agreement and the Aster Management Agreement. In this regard, the Management Agreement and the Aster Management Agreement contain the same terms, conditions, and fee rates, including applicable breakpoints, and provide for the same management services.

PORTFOLIO MANAGERS

James England, CFA

Co-Portfolio Manager of MERIDIAN EQUITY INCOME FUND and MERIDIAN CONTRARIAN FUND.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. England was formerly employed with the Previous Investment Adviser since 2001. Before that, Mr. England was an equities derivatives trader with TD Securities from 2000 to 2001.

Chad Meade

Co-Portfolio Manager of MERIDIAN GROWTH FUND

25

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Meade previously served as a co-portfolio manager and Executive Vice President of the Janus Triton Fund and the Janus Venture Fund. He has 14 years of experience in the financial industry and focused on small and mid-capitalization stocks in the health care and industrials sectors as an equity research analyst at Janus Capital Management LLC from 2001 to 2011. Prior to starting with Janus in August 2001, Mr. Meade was a financial analyst for Goldman Sachs’ global investment research team. He graduated summa cum laude from Virginia Tech with a Bachelor’s degree in Finance and was a member of the Omicron Delta Kappa Honor Society.

James O’Connor, CFA

Co-Portfolio Manager of MERIDIAN EQUITY INCOME FUND and MERIDIAN CONTRARIAN FUND.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. O’Connor was formerly employed with the Previous Investment Adviser since 2004. From 2003 to 2004, Mr. O’Connor was a Research Associate with RBC Dain Rauscher. Mr. O’Connor was an Investment Bank Intern at RSM Equico in 2002. From 2000 to 2001, Mr. O’Connor was a Compliance Associate at Thomas Weisel Partners.

Brian Schaub, CFA

Co-Portfolio Manager of MERIDIAN GROWTH FUND

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Schaub previously served as a co-portfolio manager and Executive Vice President of the Janus Triton Fund and the Janus Venture Fund. He has 13 years of experience. Mr. Schaub served as an equity research analyst at Janus Capital Management LLC from 2000 to 2011, focused on small and mid-capitalization stocks in the communications sector. He graduated cum laude from Williams College with a Bachelor’s degree in Economics. Mr. Schaub also holds a Chartered Financial Analyst designation.

The SAI provides additional information about James England, Chad Meade, James O’ Connor, and Brian Schaub, including their compensation structure, other accounts they manage and their ownership of securities in the Funds they manage.

MANAGEMENT FEES AND OTHER EXPENSES

Management Fees.    MERIDIAN EQUITY INCOME FUND pays the Investment Adviser an annual fee of 1.00% of the first $10 million of the Fund’s average daily net assets, 0.90% of the next $20 million of the Fund’s average daily net assets, 0.80% of the next $20 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $50 million. MERIDIAN GROWTH FUND pays the Investment Adviser an annual fee of 1.00% of the first $50 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $50 million. MERIDIAN CONTRARIAN FUND pays the Investment Adviser an annual fee of 1.00% of the Fund’s average daily net assets. The management fees are computed daily and paid monthly. For the fiscal year ended June 30, 2013, the Previous Investment Adviser received an investment advisory fee of 0.94% of the average daily net assets for the MERIDIAN EQUITY INCOME FUND, 0.76% of the average daily net assets for the MERIDIAN GROWTH FUND and 1.00% of the average daily net assets for the MERIDIAN CONTRARIAN FUND. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement between the Investment Adviser and Meridian on behalf of the MERIDIAN GROWTH FUND, the MERIDIAN CONTRARIAN FUND and the MERIDIAN EQUITY INCOME FUND is currently available in the annual report to shareholders dated June 30, 2013.

Expenses.    Expenses common to the Funds are generally allocated to each Fund in proportion to its relative net assets. Expenses arising in connection with a Fund are charged directly to that Fund. Expenses directly attributable to a specific class of shares of a Fund are charged to that share class.

The Investment Adviser has voluntarily agreed to continue the Previous Investment Adviser’s commitment to reimburse certain expenses of the MERIDIAN EQUITY INCOME FUND in order to limit aggregate operating expenses of the Fund to 1.25% of the Fund’s average net assets. With respect to these limits, the Previous Investment Adviser reimbursed $75,932 to the MERIDIAN EQUITY INCOME FUND during the fiscal year ended June 30, 2013.

26

The MERIDIAN EQUITY INCOME FUND will carry forward the expenses in excess of the expense limitation that were waived or reimbursed by the Investment Adviser for a period not to exceed three years from the date on which a waiver or reimbursement was made, and, subject to the approval of the Board, may repay the Investment Adviser such amounts, provided that the Fund is able to effect such repayment while still maintaining the expense limitation. Either the Fund or the Investment Adviser can modify or terminate these arrangements at any time. Any reimbursement or repayment will be on a monthly basis, subject to year-end adjustment. Interest expense, taxes and brokerage fees and commissions are not included as expenses for these purposes. With respect to repayment of reimbursed expenses, the Fund did not make any repayments to the Previous Investment Adviser during the fiscal year ended June 30, 2013. The Investment Adviser will not be entitled to repayment of any fees waived by the Previous Investment Adviser prior to [    ] under this arrangement.

THE DISTRIBUTOR

Destra Capital Investments LLC, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532 (the “Distributor”), an affiliate of the Investment Adviser, has entered into a distribution agreement with Meridian. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling Fund shares and providing certain services to the Funds’ shareholders.

THE TRANSFER, REDEMPTION AND DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc. serves as Transfer Agent, redemption, dividend disbursing agent and shareholder servicing agent for each Fund. BNY Mellon Investment Servicing (US) Inc. is located at 760 Moore Road, King of Prussia, PA 19406.

THE CUSTODIAN

The Bank of New York Mellon is located at One Wall Street, New York, New York, 10286, and serves as custodian of all securities and funds owned by the Funds.

27

SHAREHOLDER INFORMATION

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares, each representing an interest in the same portfolio but with differing features, such as fees and eligibility requirements. It is important to consider carefully and/or consult with your advisor, broker-dealer, selling agent or other financial intermediary (each, generally referred to as a “financial intermediary” and, collectively, as “financial intermediaries”) for additional information on which classes of shares of the Funds, if any, are an appropriate investment choice based on your investment objectives and needs. Certain financial intermediaries may not sell all classes of shares of the Funds and all of such classes may not be available to all investors. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, redeem or exchange Fund shares.

If your financial intermediary sells more than one class of shares of a Fund, you should carefully consider which class (or classes) of shares is most appropriate for your investment objectives and needs. Certain classes have higher expenses than others, which may lower the return on your investment. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with your financial intermediary who can help you with your investment decisions. For further details, please see the SAI.

Below is a summary of certain eligibility requirements and features, including fees, of Legacy Class shares, Institutional Class shares, Advisor Class shares and Retirement Class shares of the Funds. None of the share classes of the Funds impose an initial sales charge or a contingent deferred sales charge. Each class of shares of the Funds is subject to minimum investment amounts, which may vary by class. Such minimum investment amounts are set forth in the chart that follows the summary of share class eligibility requirements below.

28

Eligible Investors

Legacy Class Shares

Legacy Class shares of a Fund are available to shareholders having an investment in any Fund as of [            ] and who have continuously maintained an investment in such Fund as of the date of a proposed purchase of Legacy Class shares of a Fund. In addition, Legacy Class shares are generally available for purchase directly from the Fund (i.e., without a financial intermediary) as described in the section “How to Open an Account and Purchase Shares”. Legacy Class shares are also available for purchase by employees and officers of the Investment Adviser, Meridian and the Distributor and their affiliates, as well as Directors of the Funds and directors, officers and employees of those Fund service providers that are listed in the SAI.

29

Institutional Class Shares

Institutional Class shares are available only to investors listed below. The following investors, or any other investors specifically approved by the Investment Adviser, may purchase Institutional Class shares:

•

qualified retirement plans that are clients of third-party administrators that have entered into agreements with the Distributor or the Investment Adviser and offer institutional share class pricing (i.e., no sales charge or Rule 12b-1 fees);

•	bank trust departments and trust companies that have entered into agreements with the Distributor or the Investment Adviser and offer institutional share class pricing to their clients;

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other accounts or investment vehicles (e.g., a separate account) managed, advised or offered by the Investment Adviser;

•

investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with the Distributor or the Investment Adviser;

•	clients of a financial representative who are charged a fee for consulting or similar services; and

•	corporations, endowments, and foundations that have entered into an arrangement with the Distributor or the Investment Adviser.

Trust companies or bank trust departments that purchased Institutional Class shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Institutional Class shares of other Funds.

Advisor Class Shares

Advisor Class shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.

Retirement Class Shares

Retirement Class shares are available for purchase through certain retirement platforms, including, for example, 401(a), 401(k), or other defined contribution plans and defined benefit plans.

30

Minimum Investments and Distribution and Shareholder Servicing Fees

The following table summarizes additional information regarding Legacy Class shares, Institutional Class shares, Advisor Class shares and Retirement Class shares of the Funds, including minimum investment amounts. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

Share Class	Minimum Initial Investment	Minimum Subsequent Investment	Combined Distribution and Shareholder Servicing Fee
Legacy Class Shares	$1,000	$50	[	]%
Institutional Class Shares	$1,000,000	NONE	[	]%
Advisor Class Shares	$2,500	$50	[	]%
Retirement Class Shares	NONE	NONE	[	]%

DEALERS AND SHAREHOLDER SERVICING AGENTS

Distribution Fees

The Board has approved, and the Funds have adopted, a distribution plan for certain share classes of the Funds, which sets the distribution fees that are periodically deducted from a Fund’s assets (“Distribution Fees”). Under the plan, the Funds may pay the Distributor and/or eligible financial intermediaries a fee for the sale and distribution of certain share classes for as long as the distribution plan continues in effect, which currently is expected to be indefinitely. The Funds may reduce or discontinue such payments at any time. The distribution fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for selling Fund shares.

Under the terms of the distribution plan, the Funds are authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and other services performed by such entities for their customers, or to be retained by the Distributor for its services.

Such financial intermediaries are required to meet certain criteria in order to be eligible to receive distribution fees.

31

The table below shows the annual distribution fees (as percentage of average daily net assets) applicable to each share class of the Funds:

Share Class	Distribution Fee
Legacy Class Shares	0.00%
Institutional Class Shares	[	]%
Advisor Class Shares	[	]%
Retirement Class Shares	[	]%

The distribution fees for the Funds’ share classes, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor is entitled to retain some or all of the fees payable to financial intermediaries under the distribution plan in certain circumstances, including, for example, when there is no broker of record or when certain qualification standards have not been met by the broker of record. If you maintain shares of the Funds directly with the Funds, without working directly with a financial intermediary, distribution fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution related expenses.

Because the distribution fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Shareholder Servicing Fee

The Board has approved, and the Funds have adopted, a shareholder servicing plan, which sets the shareholder servicing fees that are periodically deducted from the Funds’ assets for certain of the share classes of the Funds (“Shareholder Servicing

Fees”). These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for certain services, such as recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other administrative services provided to the Funds’ shareholders. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as percentage of average daily net assets) applicable to each share class of the Funds:

Share Class	Shareholder Servicing Fee
Legacy Class Shares	0.00%
Institutional Class Shares	[	]%
Advisor Class Shares	[	]%
Retirement Class Shares	[	]%

Financial Intermediary Compensation

The Distributor, the Investment Adviser and their affiliates may make payments, from their own resources, to financial intermediaries for marketing/sales support services relating to the Funds (“Marketing Support Payments”). Marketing Support Payments are in addition to Distribution Fees and Shareholder Servicing Fees that may be paid to financial intermediaries. Such payments are generally based upon one or more of the following factors: average net assets of a Fund sold by the Distributor attributable to that financial intermediary, gross sales of a Fund distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary charges its

32

representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between [    ]% and [    ]% on an annual basis for payments based on average net assets of a Fund attributable to the financial intermediary, and between [    ]% and [    ]% on an annual basis for firms receiving a payment based on gross sales of the Fund attributable to the financial intermediary. The Distributor, the Investment Adviser and their affiliates may make payments in larger amounts or on a basis other than those described above when dealing with certain financial intermediaries. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers.

In addition to the payments described above, the Distributor, the Investment Adviser and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Adviser and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Funds. You can find further details in the SAI about the payments made by the Distributor, the Investment Adviser and their affiliates, as well as a list of the financial intermediaries, if any, to which the Distributor and the Investment Adviser have agreed to make Marketing Support Payments.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a financial incentive for recommending a Fund or a particular share class over others.

PRICING OF FUND SHARES

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or “NAV”) per share for a given share class after the Transfer Agent receives all required documents in good order (as described below). NAV is computed as of the close of business of the New York Stock Exchange (“NYSE”) each day that it is open for trading, which is typically at 4:00 p.m. Eastern Time. Orders received before the close of business are typically priced at a Fund’s NAV per share as computed on that day. Orders received after the close of business are typically priced at a Fund’s NAV per share as computed on the next business day.

NAV per share is determined by totaling the value of all portfolio securities, cash and other assets, including accrued interest and dividends, held by a Fund, and subtracting from that all liabilities, including accrued expenses. The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Securities in each Fund’s portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board believes would accurately reflect the securities’ fair value. Fair value pricing, for example, may be used for high-yield debt securities when available pricing information is stale or is determined for other reasons not to accurately reflect fair value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern Time. Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Foreign securities shall be valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values (as described below).

Fixed income (debt) securities with original or remaining maturities more than 60 days are typically valued at the mean of their quoted bid and asked prices. Short-term fixed income securities of sufficient credit quality with 60 days or less to maturity are typically amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

33

Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Investment Adviser under the policy and procedures adopted by, and under the general supervision of, the Board. The Investment Adviser may determine that fair value pricing is appropriate for securities that, for example, are thinly traded or illiquid, or where the Investment Adviser believes that the prices provided by a pricing service are not accurate or where such prices are not available. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

For example, the Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Significant events that may impact the value of securities principally traded in foreign markets (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close and the time that a Fund calculates its NAV. Because the frequency of significant events is not predictable, fair value pricing of certain common stocks may or may not occur on a frequent basis. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Shares of the Fund will not be priced on the days on which the NYSE is closed for trading, and on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

34

ACCOUNT RULES AND POLICIES

Mandatory Redemption

If your account in a Fund falls below $750 for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we reserve the right to redeem your shares and send you the proceeds. Before doing so, you will be given at least 60 days’ notice to bring the account up to the minimum level.

Medallion Signature Guarantee

Medallion guarantees are only required for mailed redemption requests under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption exceeds $100,000 and includes bank account information that is not currently on file with Meridian or if all of the owners of your Fund account are not included in the registration of the bank account provided; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

35

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call 1-800-446-6662.

Share Transfers

You may transfer shares of a Fund by delivering to the Transfer Agent: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment (“stock power”), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See “Medallion Signature Guarantee.”) Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. If you have questions about the documents required, call 1-800-446-6662. If the transfer establishes a new account, you must also submit a new application. Meridian is not bound to record any transfer on the stock transfer books maintained by the Transfer Agent until the Transfer Agent has received all required documents.

SHORT-TERM TRADING POLICY

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds are not intended to accommodate frequent purchases and redemptions of shares by shareholders. Short-term trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders of a Fund. Short-term trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. With this in mind, the Board has adopted a Short-Term Trading Policy (the “Policy”). Under the Policy, to discourage short-term trading in Fund shares, each Fund imposes a 2.00% short-term redemption fee when shares of a Fund are redeemed (either by selling or exchanging into another Fund) within 60 days of purchase. The short-term redemption fee is not a sales charge and it is not a sales commission. The short-term redemption fee is withheld from gross redemption proceeds and is retained by a Fund. The short-term redemption fee does not apply to: (1) shares acquired through reinvestment of dividends and other Fund distributions, (2) systematic purchases and redemptions, (3) required distributions or return of excess contributions from retirement accounts, (4) certain hardship situations such as death or disability, (5) circumstances that may fall within the Funds’ short-term trading prohibitions, but which a Fund may determine in its sole discretion, including, but not limited to, limited waivers of redemption fees in order to comply with the safe harbor for “qualified investment alternatives” under the Pension Protection Act of 2006, or (6) redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder.

The Policy specifies that shares will be redeemed in the following order: first, shares acquired through reinvestment of dividends and other fund distributions; second, shares held more than 60 days; and third, shares held for 60 days or less (subject to a 2.00% short-term redemption fee). Holding periods are determined based on a first-in first-out method. Shareholders will normally comply with the Funds’ policy regarding short-term trading by allowing 60 days to pass after each investment before they sell or exchange a Fund’s shares. Exchanges involve a redemption of shares and are subject to

36

the redemption fee. The Funds may take action if shares are held longer than 60 days if the trading is disruptive for other reasons such as unusually large trade size. In addition, the Funds reserve the right to suspend or terminate your ability to make further purchases (whether you hold shares directly, or through an intermediary) at any time, and to impose restrictions on purchases or exchanges on conditions that are more restrictive than those that are otherwise stated in this Prospectus. The Funds reserve the right to modify the terms of, or terminate, the short-term redemption fee at any time. The Funds and their agent also reserve the right to refuse any purchase order, at any time, by any investor or group of investors for any reason. The Funds acknowledge that certain intermediaries may impose short-term or frequent trading restrictions that differ from those of the Funds.

The Policy is subject to limitations on the Funds’ ability to detect and curtail short-term or disruptive trading practices. Shareholders seeking to engage in short-term trading practices may use a variety of strategies to avoid detection. Despite the best efforts of the Funds or their agents to prevent short-term or disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail short-term trading practices. The Funds may receive purchase and redemption orders through financial intermediaries and cannot always identify or reasonably detect excessive short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus accounts are commonly used by financial intermediaries and benefit plans. Omnibus accounts allow multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares using a single account where the identity of the individual shareholder(s) is not known to the Funds or their agents. If an individual shareholder in an omnibus account can be identified, they will be subject to the redemption fee.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of its service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Funds to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Funds as having engaged in transactions that violate the Funds’ excessive trading policies and procedures.

Identity Verification

Federal law requires Meridian, and your financial intermediary, to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number or other taxpayer identification number). Some financial intermediaries may also require that you provide other documents to assist in verifying your identity.

Until verification of your identity is made, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify your identity. Please contact your financial intermediary if you need assistance or would like to receive additional information regarding identity verification.

37

Policy Regarding Disclosure of Portfolio Holdings

A description of the Funds’ policies regarding disclosure of the Fund’s portfolio holdings can be found in the Funds’ SAI and on the Funds’ website at www.meridianfund.com.

Householding

In order to reduce shareholder expenses, we may, if prior consent has been provided, mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-446-6662. If your shares are held through a financialinstitution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

You can open an account with the Funds through any of the following means:

•

directly with the Funds. Complete an account application, which you may obtain by visiting the Funds’ website at www.meridianfund.com or by calling Shareholder Services at 1-800-446-6662. Be sure to indicate the Fund’s name and the share class into which you intend to invest when completing the application;

•	through a brokerage account with an approved financial intermediary; or

•	through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

If you opened your account through a financial intermediary, you must contact that intermediary to purchase shares of the Funds in or from your account with the intermediary.

In general, shares of a Fund may be purchased on any business day on which the Fund’s NAV is calculated. The price you pay when you purchase shares is a Fund’s next determined NAV per share after all required documents are received in good order.

This section provides further information on how you may open an account directly with the Funds and, after you have opened your account, how to purchase shares directly from the Funds.

Buying Shares	Opening an Account	Adding to an Account
By Internet	A new account may not be opened by Internet unless you have another Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.	To buy additional shares or buy shares of a new Fund, visit www.meridianfund.com. Subsequent purchases by Internet have a minimum of [$ ]. Please call Shareholder Services at 1-800-446-6662 for more information.
By Mail

Complete and sign your account application. Mail the application with your check made payable to Meridian Fund, Inc. to:

Regular Mail:

MERIDIAN FUND, INC.®

P.O. Box 9792

Providence, RI 02940-9694

Express Mail:

MERIDIAN FUND, INC.®

4400 Computer Drive

Westborough, MA 01581-1722

You may purchase additional shares by mail by sending the stub from your last statement, together with a check for at least the minimum subsequent investment amount for the corresponding share class, to one of the addresses to the left.
By Telephone	A new account may not be opened by telephone unless you have another Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.	To buy additional shares or to buy shares of a new Fund call: Shareholder Services at 1-800-446-6662

In order to reduce shareholder expenses, we may, if prior consent has been provided, mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-446-6662. If your shares are held through a financial

38

By Wire	If you want to pay for your initial shares by wiring funds, call Shareholder Services at 1-800-446-6662 directly to have an account number assigned, make arrangements for the timely submission of the account application form and to obtain a Fund’s wiring instructions. Complete, sign and mail your completed application form (refer to the section on buying shares by mail).	To buy additional shares, instruct your bank or financial institution to use the same wire instructions provided with your initial account setup or contact Shareholder Services at 1-800-446-6662 to obtain such information.

Additional Information for Purchasing Fund Shares

Meridian does not accept purchases by third party checks, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts, credit cards, cash or money orders.

A purchase of shares will not be processed until all of the necessary documentation is complete and has been received in good order by the Transfer Agent, which means that all required documents pertaining to such purchase have been fully completed as determined by the Transfer Agent. If you have questions about what documents are required, call 1-800-446-6662.

All payments must be in U.S. dollars, and all check must be drawn on U.S. banks.

The Funds reserve the right to suspend or modify the continuous offering of their shares.

You can download application forms, Prospectus, and shareholder reports from the Funds’ website at www.meridianfund.com.

Purchases By Wire.  Please note that your bank may charge you a wiring fee. Shares cannot be purchased by wire transactions on days when banks are closed. Meridian and the Transfer Agent are not liable for any loss incurred by delay in receiving money submitted by wire transfer.

Purchases through Third Parties.  Purchases may also be made through broker-dealers or other financial intermediaries. Third party dealers may have different investment limits, fees and policies for buying and selling shares than are described in this Prospectus. In addition, Meridian assumes no liability for the failure of third party dealers to transmit your order promptly or accurately to the Funds.

You may also purchase shares of a Fund by contacting your financial intermediary or advisor. Contact your financial intermediary or refer to your plan documents for additional information on how to invest in the Funds, including information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.

The Funds have only authorized certain financial intermediaries to receive purchase orders on the Funds’ behalf. As discussed above, pursuant to agreements with certain intermediaries, the Investment Adviser and/or Distributor may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Funds. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Meridian may, from time to time, accept telephone purchase orders from broker-dealers and institutions previously approved by Meridian. Meridian does not have a sales or service charge but those broker-dealers may charge you for their services.

39

Because the Funds are not intended for frequent trading, the Funds reserve the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Funds’ policy on frequent trading, refer to “Short-Term Trading Policy.”

Tax-Deferred Plans.  You may be entitled to invest in the Funds through a tax-deferred account (a “Plan Account”), such as an individual retirement account (“IRA”), a Simplified Employee Pension Plan, a Roth IRA, or a Coverdell Education Savings Account. There is no service charge for the purchase of Fund shares through a Plan Account but there is an annual maintenance fee of $12 per each Fund held in a Plan Account. BNY Mellon Investment Servicing Trust Company serves as custodian for Plan Accounts offered by Meridian. For more information about Plan Accounts, along with the necessary materials to establish a Plan Account, call 1-800-446-6662 or write to MERIDIAN FUND, INC.®, P.O. Box 9792 Providence, RI 02940.

You should consult your own tax advisors regarding the tax consequences to you of establishing or purchasing Fund shares through a Plan Account.

Keeping You Informed

As a shareholder, you will be sent the following communications:

•	confirmation statements; account statements (mailed after the close of each calendar quarter);

•	annual and semiannual reports (mailed approximately 60 days after June 30 and December 31);

•	quarterly reports (mailed approximately 45 days after March 31 and September 30);

•	a 1099 tax form (mailed by the deadline established by the Internal Revenue Service (“IRS”)); and

•	a copy of the Fund’s annually updated Prospectus (mailed to existing shareholders in the fall of each year).

Automatic Investment Plan.  The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in a Fund, provided that your purchases meet the applicable minimum subsequent investment requirement. To begin participating in this plan, please call Shareholder Services at 1-800-446-6662. In addition, you may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify. Contact your financial intermediary or a representative of the Distributor, if applicable, for details. Not all financial intermediaries provide this plan. The Funds may alter, modify or terminate this plan at any time.

Automated Clearing House Purchases.  Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

EXCHANGES BETWEEN FUNDS

In general, you may exchange shares between Funds on any day the NYSE is open for regular trading, subject to eligibility and other requirements. Contact your financial intermediary or consult your plan documents for information on exchanging into other Funds. As with any investment, be sure to read the prospectus of any Fund(s) into which you are exchanging. An exchange from one such fund to another is generally a taxable transaction (except for certain tax-deferred accounts) and has the same tax consequences as ordinary purchases and redemptions. The Funds and the Transfer Agent employ reasonable procedures, including providing written confirmations, to confirm that the instructions received from any person with appropriate account information are genuine. Exchange redemptions and purchases are processed simultaneously at the

40

Fund’s next determined NAV per share after the exchange order is received in good order. (See “Pricing of Fund Shares.”)

Exchanges are subject to the following conditions:

•

You may generally exchange shares of a Fund for shares of the same class of any of the other Funds sold by or available through your financial intermediary or qualified plan. If you hold shares directly with the Fund, you may generally exchange shares of a Fund for shares of the same class of any of the other Funds.

•

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial investment amount applicable to the share class of a Fund into which you are exchanging, unless your balance has fallen below that amount due to investment performance.

•	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•

The exchange privilege is not intended as a vehicle for short-term or frequent trading. A Fund may suspend or terminate your exchange privilege if you make more than one round trip in such Fund in a 30-day period and may bar future purchases in such Fund or the Funds. The Funds will work with intermediaries to apply the Funds’ exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on frequent trading, refer to “Short-Term Trading Policy.”

Exchange services are available only in states where the Fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days’ written notice.

41

HOW TO REDEEM

In general, shares of a Fund are redeemable on any business day on which the Fund’s NAV is calculated. The price you receive when you redeem shares is the Fund’s next determined NAV per share after all required documents are received in good order.

The following section explains how you can sell shares held directly through an account with the Funds. For Fund shares held through a brokerage or other type of account, please consult your financial intermediary.

Selling Shares	To Sell Fund Shares
By Internet	Visit the Meridian Fund, Inc. website at www.meridianfund.com. Redemptions requested by Internet are limited to a maximum of [$ ].You may be eligible for an exception to this maximum. Please call Shareholder Services at 1-800-446-6662 for more information.

By Mail

Send a redemption request letter providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption” to redeem your remaining account balance) to the address below.

Make sure all account owners sign the request exactly as their names appear on the account application.

A Medallion guarantee may be required under certain circumstances (see “Account Rules and Policies—Medallion Signature Guarantee”).

	Regular Mail: MERIDIAN FUND, INC.® P.O. Box 9792 Providence, RI 02940-9694	Express Mail: MERIDIAN FUND, INC.® 4400 Computer Drive Westborough, MA 01581-1722

By Telephone or Wire	Unless you have declined the option on your account application, you may redeem shares of a Fund by telephone by calling Shareholder Services at 1-800-446-6662 during normal business hours.

Additional Information for Redeeming Fund Shares

Redemption proceeds will normally be sent within seven calendar days following receipt of the redemption order.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven (7) calendar days. Additionally, the right to require the Funds to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Redemption By Regular or Express Mail.  If you send a redemption request directly to the Investment Adviser rather than to the Transfer Agent, the Investment Adviser will forward your request to the Transfer Agent, but the effective date of redemption may be delayed until the request is received by the Transfer Agent. Sales may also be made through broker-dealers or other financial intermediaries.

You must sign the redemption request exactly as your name appears on the registration form and must include the account number. If more than one person owns the shares, all owners must sign the redemption request exactly as their names appear on the registration form.

If applicable, you must deliver any physical stock certificates for shares to be redeemed together with the signed redemption request.

42

The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud. Medallion signature guarantees, when required, and any additional documents required by Meridian for shares owned by corporations, executors, administrators, trustees or guardians, also must accompany the redemption request.

If the address of record has been changed within 30 days of a redemption request, a medallion signature guarantee is required to process the request to protect against fraud.

A request for redemption will not be processed until all of the necessary documentation is complete and has been received in good order by the Transfer Agent, which means that all required documents pertaining to such request have been fully completed as determined by the Transfer Agent. If you have questions about what documents are required, call 1-800-446-6662.

Redemptions By Telephone.  You may elect at any time to use the telephone redemption service. You may make that election on the initial application form or on other forms prescribed by the Funds. An executed authorization form must be on file with the Transfer Agent before you may use the service. Share certificates for the shares being redeemed must be held by the Transfer Agent. A corporation (or partnership) also must submit a corporate resolution (or certificate of partnership) indicating the names, titles and the required number of signatures authorized to act on its behalf. The authorization form must be signed by a duly authorized officer(s) and the corporation seal affixed.

The Funds provide written confirmation of transactions initiated by telephone to confirm that telephone transactions are genuine. If the Funds or the Transfer Agent fails to employ this and other reasonable procedures, the Funds or the Transfer Agent may be liable.

When using the telephone redemption service, you must give the full registration name, address, number of shares or dollar amount to be redeemed, Fund account number and name of the Fund in order for the redemption request to be processed.

Meridian and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue these redemption options upon 30 days written notice.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Redemptions By Wire.  In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and the Transfer Agent will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, the Transfer Agent charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. The Transfer Agent does not charge for the ACH service; however, please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call 1-800-446-6662 to request a form to start a systematic withdrawal plan.

Redemption Price and Conditions

All shares of a Fund may be redeemed at the next NAV per share of the Fund determined after receipt of a redemption request in good order received by the Transfer Agent by mail or telephone as described above. Because the NAV of a Fund’s shares will fluctuate as a result of changes in the market value of the securities it owns, the amount you receive upon redemption may be more or less than the amount you paid for the shares. (See “Pricing of Fund Shares.”) Payment for shares redeemed in writing or by telephone, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date. Under normal conditions, each Fund imposes a 2.00% short-term redemption fee when shares of

43

a Fund are redeemed within 60 days of purchase (see “Short-Term Trading Policy”). Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided in this Prospectus cannot be accepted.

Although the Funds generally intend to pay redemption proceeds in cash, the Funds may redeem shares in kind under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid in assets from a Fund’s portfolio on a pro-rata basis. If a Fund redeems your shares in kind, you may bear transaction costs and may bear market risks until such assets are converted into cash. In kind redemption proceeds could include illiquid securities. As described in the SAI, illiquid securities are those that a Fund cannot reasonably expect to receive approximately the amount the Fund values those securities within seven days.

Investment dealers handling redemption transactions may charge you for the service. Requests for redemptions will be honored but payment will be withheld until checks (including certified checks) received for the shares purchased have cleared, which can take as long as fifteen calendar days from date of purchase. If you have questions about the proper form for redemption, call 1-800-446-6662.

44

DISTRIBUTIONS AND TAX STATUS

DISTRIBUTIONS

Each Fund intends to declare and pay distributions from the Fund’s net investment income, if any, annually. The amount depends on earnings, the financial condition of the Fund and other factors. Each Fund will also distribute any net realized capital gains to shareholders annually. A Fund may make additional distributions of any net investment income or net realized capital gains near or following the end of the calendar year. All distributions will be automatically reinvested in additional shares unless you elect to receive payment in cash. The NAV of shares will be reduced by the amount of your distributions.

If you purchase Fund shares shortly before the record date for a distribution, you will pay the full price for the shares and receive some portion of the price back as a taxable distribution. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation, which may result in future taxable distributions.

Undeliverable Distribution Checks

If you choose to receive distributions in cash and distribution checks are returned and marked as “undeliverable” or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

Cost Basis Reporting

As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the IRS the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

The Funds will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

FEDERAL INCOME TAXES

This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. It does not apply to tax-exempt or foreign shareholders or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA. This discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Additional federal income tax considerations are discussed in the SAI.

45

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and net realized capital gains, if any. Distributions to you of a Fund’s ordinary income and net short-term capital gain, if any, generally are taxable as ordinary income. Distributions to you of a Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares.

Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 20%. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations is currently subject to a maximum tax rate of 20%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. These rules should apply for tax years beginning after December 31, 2012.

In general, distributions from a Fund are taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. You will be notified in January of each year about the federal tax status of distributions made by the Funds for the prior year.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, all or a portion of capital losses realized on the redemption or exchange of Fund shares may be disallowed.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain threshold.

A Fund may be required to “back-up” withhold a portion of your distributions and redemption proceeds if you have not provided the Fund your taxpayer identification number in compliance with IRS rules and certified that you are not subject to back-up withholding. To avoid this, make sure you provide your correct tax identification number (Social Security number for most investors) and appropriate certification on your account application. If you do not provide us with a correct taxpayer identification number, you may also be subject to IRS penalties. The IRS may also instruct the Fund that you are subject to back-up withholding. The Funds may incur foreign taxes in connection with some of their foreign investments. In general, shareholders cannot deduct or claim a credit for these taxes.

46

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). Prior to [    ], 2013, the Funds offered a single class of shares which is now known as Legacy Class shares. Financial highlights for Institutional Class shares, Advisor Class shares and Retirement Class shares of each Fund are not shown because such classes commenced operations on or around the date of this Prospectus. This information has been audited by [                ], the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual reports and are available upon request and incorporated by reference in the SAI.

MERIDIAN EQUITY INCOME FUND

Selected data for each share of capital stock outstanding throughout each period.

	FOR THE FISCAL YEAR ENDED JUNE 30,
	2013	2012	2011		2010	2009	2008	2007	2006	FOR THE FISCAL PERIOD FROM JANUARY 31, 2005 THROUGH JUNE 30, 2005+
Net Asset Value — Beginning of Period	$10.71	$10.61	$8.51		$6.88	$10.37	$13.14	$11.05	$10.10	$10.00

Income (Loss) from Investment Operations
Net Investment Income	0.24 [1]	0.22 [1]	0.20	[1]	0.19 [1]	0.22 [1]	0.24 [1]	0.18	0.15	0.06
Net Gains (Losses) on Investments (both realized and unrealized)	1.68	0.09	2.11		1.63	(2.96)	(2.25)	2.19	0.93	0.04
Total From Investment Operations	1.92	0.31	2.31		1.82	(2.74)	(2.01)	2.37	1.08	0.10

Less Distributions
Distributions from Net Investment Income	(0.28)	(0.21)	(0.21)		(0.19)	(0.22)	(0.22)	(0.17)	(0.12)	0.00
Distributions from Net Realized Capital Gains	0.00	0.00	0.00		0.00	(0.53)	(0.54)	(0.11)	(0.01)	0.00
Total Distributions	(0.28)	(0.21)	(0.21)		(0.19)	(0.75)	(0.76)	(0.28)	(0.13)	0.00
Net Asset Value — End of Period	$12.35	$10.71	$10.61		$8.51	$6.88	$10.37	$13.14	$11.05	$10.10
Total Return	18.28%	3.09%	27.30%		26.44%	(26.75% )	(15.84% )	21.61%	10.75%	1.00%	[2]

Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$28,697	$30,744	$35,644		$24,937	$20,719	$33,519	$43,188	$25,451	$8,412
Ratio of Expenses to Average Net Assets
Before fees waived	1.53%	1.41%	1.25%		1.30%	1.43%	1.25% [4]	1.29%	1.67%	3.96%	[5]
After fees waived[6]	1.25%	1.25%	1.25%	[3]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	[5]
Ratio of Net Investment Income to Average Net Assets
After fees waived	2.08%	2.17%	2.04%		2.27%	2.73%	2.02%	1.64%	1.80%	2.11%	[5]
Portfolio Turnover Rate	44%	31%	29%		63%	49%	62%	37%	60%	25%

+	The Fund commenced investment operations on January 31, 2005.
[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Not Annualized.
[3]	Includes fees waived, which were less than 0.01%.
[4]	The Adviser recouped $4,849 during the fiscal year ended June 30, 2008, representing previously reimbursed expenses. Had such payment not been made, the expense ratio would have been 1.24%.
[5]	Annualized.
[6]	See note 2 to Financial Statements.

47

MERIDIAN GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period.

	FOR THE FISCAL YEAR ENDED JUNE 30,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Net Asset Value — Beginning of Year	$45.06	$47.61	$33.94	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24

Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.05 [1]	0.10 [1]	0.08 [1]	0.08 [1]	0.15 [1]	0.05 [1]	0.04	(0.01)	(0.07)	(0.04)
Net Gains (Losses) on Investments (both realized and unrealized)	6.23	0.69	13.67	6.11	(4.68)	(5.56)	7.29	3.58	1.02	9.10
Total From Investment Operations	6.28	0.79	13.75	6.19	(4.53)	(5.51)	7.33	3.57	0.95	9.06

Less Distributions
Distributions from Net Investment Income	(0.15)	(0.07)	(0.07)	(0.12)	(0.09)[2]	(0.05)	(0.01)	0.00	0.00	0.00
Distributions from Net Realized Capital Gains	(6.88)	(3.27)	(0.01)	0.00	(1.09)	(3.58)	(3.12)	(0.80)	(0.56)	(0.92)
Distributions from Paid in Capital	0.00	0.00	0.00	(0.02)	0.00 [2]	0.00	0.00	0.00	0.00	0.00
Total Distributions	(7.03)	(3.34)	(0.08)	(0.14)	(1.18)	(3.63)	(3.13)	(0.80)	(0.56)	(0.92)
Net Asset Value — End of Year	$44.31	$45.06	$47.61	$33.94	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38
Total Return	15.54%	2.45%	40.51%	22.18%	(13.01% )	(13.80% )	19.69%	10.08%	2.65%	33.65%

Ratios/Supplemental Data
Net Assets, End of Year (000’s)	$2,112,945	$2,484,084	$2,615,082	$1,438,266	$1,197,656	$1,516,015	$2,066,750	$1,689,374	$1,693,564	$1,273,302
Ratio of Expenses to Average Net Assets	0.87%	0.85%	0.81%	0.84%	0.86%	0.84%	0.84%	0.85%	0.86%	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	0.22%	0.18%	0.24%	0.52%	0.13%	0.11%	(0.03% )	(0.21% )	(0.21% )
Portfolio Turnover Rate	37%	25%	26%	37%	35%	39%	40%	29%	32%	19%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Distribution includes a return of capital that rounds to less than $0.01 per share.

48

MERIDIAN CONTRARIAN FUND

Selected data for each share of capital stock outstanding throughout each period.

	FOR THE FISCAL YEAR ENDED JUNE 30,
	2013	2012		2011	2010	2009	2008	2007	2006	2005	2004
Net Asset Value — Beginning of Year	$30.60	$29.59		$22.80	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65

Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.14 [1]	0.09	[1]	0.10 [1]	0.07 [1]	0.22 [1]	0.15 [1]	0.41	0.18	0.19	0.00
Net Gains (Losses) on Investments (both realized and unrealized)	6.57	1.05	[2]	6.77	2.45	(7.80)	(3.12)	7.74	2.45	2.96	8.70
Total From Investment Operations	6.71	1.14		6.87	2.52	(7.58)	(2.97)	8.15	2.63	3.15	8.70

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.13)		(0.08)	(0.25)	0.00	(0.35)	(0.41)	(0.32)	(0.28)	0.00
Distributions from Net Realized Capital Gains	0.00	0.00		0.00	0.00	(1.32)	(6.04)	(5.09)	(4.28)	(5.11)	0.00
Total Distributions	(0.11)	(0.13)		(0.08)	(0.25)	(1.32)	(6.39)	(5.50)	(4.60)	(5.39)	0.00
Net Asset Value — End of Year	$37.20	$30.60		$29.59	$22.80	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35
Total Return	21.98%	3.89%	[2]	30.13%	12.20%	(25.72% )	(8.82% )	23.90%	7.35%	8.00%	27.49%

Ratios/Supplemental Data
Net Assets, End of Year (000’s)	$704,523	$688,647		$869,312	$802,936	$831,572	$1,319,186	$1,819,440	$1,686,874	$2,271,478	$2,226,590
Ratio of Expenses to Average Net Assets	1.16%	1.14%		1.09%	1.09%	1.12%	1.09%	1.08%	1.09%	1.08%	1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	0.31%		0.37%	0.27%	0.97%	0.44%	0.59%	0.49%	0.48%	0.01%
Portfolio Turnover Rate	55%	20%		38%	45%	87%	61%	75%	58%	59%	81%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]

Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the return would have been 3.69%.

49

The following notice does not constitute part of and is not incorporated into the Prospectus.

MERIDIAN FUND, INC.® PRIVACY POLICY NOTICE

Meridian Fund, Inc.® shareholders are entitled to know how we protect personal information and how we limit disclosure.

Information sources.    We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	Transactions with us, our affiliates, or others

Protection of information.  We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.

Disclosure of information  We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.

Security measures.    To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc.® accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

50

For more information about MERIDIAN FUND, INC.® the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.

Annual/Semiannual Reports:

The Funds’ Annual and Semiannual Reports to Shareholders contain detailed information about the Funds’ portfolios.

In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Quarterly Reports:

The Funds’ quarterly reports to shareholders contain the holdings of the Funds’ portfolios.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:

MERIDIAN FUND, INC.®

P.O. Box 9792

Providence, RI 02940

800-446-6662

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811-04014

51

STATEMENT OF ADDITIONAL INFORMATION

[                ], 2013

MERIDIAN FUND, INC.®

MERIDIAN EQUITY INCOME FUND®

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

MERIDIAN GROWTH FUND®

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

MERIDIAN CONTRARIAN FUND® (FORMERLY KNOWN AS MERIDIAN VALUE FUND)

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

MERIDIAN SMALL CAP GROWTH FUND®

LEGACY CLASS SHARES: [        ]; INSTITUTIONAL CLASS SHARES: [        ];

ADVISOR CLASS SHARES: [        ]; RETIREMENT CLASS SHARES: [        ]

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated [                ], 2013, as supplemented from time to time, which includes the Meridian Equity Income Fund, Meridian Growth Fund, Meridian Contrarian Fund (formerly known as Meridian Value Fund) and Meridian Small Cap Growth Fund. In this SAI, Meridian Equity Income Fund, Meridian Growth Fund, Meridian Contrarian Fund and Meridian Small Cap Growth Fund may be referred to collectively as the “Funds” or individually as a “Fund”. Copies of the Prospectus for each Fund may be obtained at no charge by writing to Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940, or by calling (800) 446-6662. Arrowpoint Asset Management, LLC (the “Investment Adviser”) is the investment adviser to the Funds. Each Fund is a separate series of Meridian Fund, Inc.® (“Meridian”) and offers the classes of shares indicated above. With the exception of the Meridian Small Cap Growth Fund, which commenced operations on or around of the date of this SAI, incorporated by reference herein are the financial statements of the Funds as contained in the Funds’ Annual Report to shareholders for the fiscal year ended June 30, 2013. Copies of the Funds’ Annual and Semi-Annual Reports to shareholders may be obtained upon request, by calling (800) 446-6662, at our website at www.meridianfund.com or by writing to Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940.

MERIDIAN FUND, INC.®

Meridian was incorporated in Maryland as an open-end management investment company on March 5, 1984. The authorized capital stock of Meridian consists of [            ] shares of common stock (par value $.01 per share), with 500,000,000 shares presently allocated to Meridian Equity Income Fund, 500,000,000 shares presently allocated to Meridian Growth Fund, 500,000,000 shares presently allocated to Meridian Contrarian Fund, and [            ] shares presently allocated to Meridian Small Cap Growth Fund. Each Fund is a distinct series of Meridian’s common stock with a separate and distinct investment portfolio. Each Fund’s shares has equal dividend, distribution, redemption, liquidation and noncumulative voting rights. In the future, from time to time, Meridian’s Board of Directors (the “Board”) may, in its discretion, increase the amount of authorized shares and/or establish additional funds and issue shares of additional series or classes of Meridian’s common stock.

Each Fund is classified as a “diversified” management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

FUND POLICIES AND INVESTMENT RESTRICTIONS

The Funds have adopted fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. These policies and restrictions cannot be changed as to a Fund without approval by the Board and the holders of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of a Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote: (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. A non-fundamental policy set forth below may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

The following fundamental investment restrictions provide that each Fund, except for the Meridian Small Cap Growth Fund, may not:

(1) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) purchase the securities of companies in a particular industry if, thereafter, more than 25% (for the Meridian Contrarian Fund and Meridian Equity Income Fund 25% or more) of the value of the Fund’s total assets would consist of securities issued by companies in that industry, (this restriction does not apply to obligations issued and guaranteed by the U.S. government, its agencies or instrumentalities);1

(3) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and, after such purchase, not more than 5% of the value of the Fund’s total assets would consist of such securities,

[1]

The SEC staff has taken the position that the investment of 25% or more of the assets of a fund in a particular issuer or group of issuers within a particular industry or group of industries constitutes a “concentration” by such fund in that particular industry or group of industries.

or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders;

(4) invest in companies for the purpose of exercising control or management;

(5) purchase or sell real estate, provided that the Fund may invest in readily marketable securities secured by real estate or interest therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts);

(6) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;

(7) make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(8) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(9) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal or State securities laws;

(10) invest in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor) if, immediately after and as a result of such investment, the value of the Fund’s holdings of such securities exceeds 25% of the value of the Fund’s total assets. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(11) borrow for investment purposes or issue senior securities. The Fund, however, may borrow from banks an amount not to exceed 5% of the Fund’s total assets, determined immediately after the time of the borrowing, as a temporary measure for extraordinary or emergency purposes;

(12) participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account);

(13) knowingly purchase from or sell portfolio securities to its officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers;

(14) purchase or retain the securities of an issuer if, to the Fund’s knowledge, one or more of the Directors, officers or employees of the Fund or the Investment Adviser individually own beneficially more than 1/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities; or

(15) invest more than 10% of its net assets in securities and other assets for which there is no ready market.

For investment restriction (2) with respect to the Meridian Growth Fund, a non-fundamental policy provides that the Fund will not purchase securities in any one industry equaling 25% or more of the Fund’s total net assets.

In addition, as a non-fundamental investment policy, each of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund may engage in short sales, which involves selling a security that a Fund borrows and does not own. The Board may impose limits on a Fund’s investments in short sales for such Funds, as described in the Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

The following fundamental investment restrictions provide that the Meridian Small Cap Growth Fund may not:

(1) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) purchase the securities of companies in a particular industry if, thereafter, 25% or more of the value of the Fund’s total assets would consist of securities issued by companies in that industry, (this restriction does not apply to obligations issued and guaranteed by the U.S. government, its agencies or instrumentalities);2

(3) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(4) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;

(5) make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(6) underwrite any issue of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective (this restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies); or

(7) issue senior securities or borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold face type: “Important Notice Regarding Change in Investment Policy.”

Determination of Portfolio Percentage Restrictions—If a percentage restriction on investment or utilization of assets set forth under “Fund Policies and Investment Restrictions” and other fundamental restrictions is adhered to at the time an investment is made, a later change in percentage resulting from changing market values or a similar type of event will not be considered a violation of a Fund’s fundamental restrictions (except with respect to the limitation on borrowing and illiquid securities). To the extent that a Fund exceeds the percentage restriction with respect to illiquid securities, whether or not resulting from changing market

[2]

The SEC staff has taken the position that the investment of 25% or more of the assets of a fund in a particular issuer or group of issuers within a particular industry or group of industries constitutes a “concentration” by such fund in that particular industry or group of industries.

values or other causes, the Investment Adviser will take steps necessary to bring the Fund’s holdings of illiquid securities into conformity with the prescribed limitation as soon as reasonably practicable and in a manner consistent with the best interests of the Fund’s shareholders.

Temporary Investments—When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market or other conditions warrant the reduction of some or all of a Fund’s equity securities holdings, the Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. Similarly, a Fund may also temporarily depart from its investment strategies in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or for other reasons (e.g., when the Fund is implementing a revised investment strategy). During such periods, a Fund may hold a portion or all of its assets in cash, money market instruments or corporate debt obligations, or take other investment positions that depart from its ordinary investment strategies. This may cause a Fund to temporarily forego greater investment returns, and the Fund may not achieve its investment objective during such periods.

Portfolio Turnover—The Funds do not intend to engage in short-term trading of portfolio securities as a means of achieving their investment objectives. However, a Fund may sell portfolio securities regardless of the length of time they have been held if the sale, in the Investment Adviser’s opinion, will strengthen the Fund’s position and contribute to its investment objective. Changes in a Fund’s portfolio will be made whenever the Investment Adviser believes they are advisable (e.g., as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision such as changes in the economics of an industry or a particular company). These investment changes will be made usually without reference to the length of time a security has been held and, therefore, there may be a significant number of short-term transactions.

The Funds, as a result of the investment policies described above, may at times engage in a substantial number of portfolio transactions. A higher portfolio turnover rate will increase aggregate brokerage commission expenses, which must be borne directly by a Fund and ultimately by the Fund’s shareholders and may result in adverse tax consequences to Fund shareholders through larger distributions of capital gains. (See “Execution of Portfolio Transactions.”)

PERMISSIBLE INVESTMENTS AND RELATED RISKS

Each Fund’s Prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. An investment or type of security specifically identified in the Prospectus generally reflects a principal investment (i.e., an investment in which a Fund generally invests, or may invest, 10% or more of its total assets). An investment or type of security only identified in the SAI typically is treated as a non-principal investment (i.e., an investment in which a Fund generally invests less than 10% of its total assets). In addition to the Funds’ principal investments, its non-principal investments are identified and briefly described below.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment restrictions and Fund policies.

Equity Securities—Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline or fail to rise over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors. If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. In addition, equity securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better (or worse) than other segments of the stock market or the overall stock market. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Security Loans—Consistent with applicable regulatory requirements, the Funds may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are callable at any time, on reasonable notice, by a Fund and must be secured fully at all times by cash or cash equivalents. Such loans allow a Fund to receive income on the loaned securities while earning interest on the collateral. This collateral will be invested in short-term obligations. The Funds may engage in lending activities to the extent permitted under the 1940 Act and certain guidance by the SEC and its staff, which currently prohibits a fund from lending (including lending its portfolio securities) more than one-third of its total assets, except through the use of repurchase agreements and certain other instruments. The Funds will seek to negotiate loan terms requiring that the value of the collateral always be maintained at some level relative to the value of the loaned securities. When a security loan is made, the collateral and loaned securities will be valued each business day, and the borrower may be required to increase the amount of collateral if the market value of the loaned securities increases. A loan may be terminated by the borrower or by the Funds at any time on reasonable notice. The borrower, on termination of the loan, is required to return the securities to the Fund. Any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Funds could use the collateral to replace the loaned securities while holding the borrower liable for any excess of replacement cost over collateral. When loaned securities grant voting or consent rights, which pass to the borrower, the Funds will call the securities to exercise such rights if the matters involved would have a material effect on a Fund’s investment in the securities.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending is subject to the risk that the counterparty to a loan may default on or otherwise become unable to perform its obligations under the lending arrangement or agreement. If such an event occurs, the Funds could face delays in recovering securities loaned or the loss of rights in the collateral should the counterparty become insolvent, which may result in losses to the Fund. However, these loans of portfolio securities will be made only to firms deemed by the Investment Adviser to be creditworthy and when the Investment Adviser believes the income which can be earned from such loans justifies the attendant risks. The Funds will pay reasonable finders, administrative and custodial fees in connection with a loan of their securities.

Cash-Equivalent Instruments—Other than as described under “Fund Policies and Investment Restrictions” above, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Adviser believes that such investments are an appropriate part of a

Fund’s overall investment strategy, a Fund may hold or invest a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or P-2 by Moody’s Investors Service, Inc. (“Moody’s”), certificates of deposit or other deposits of banks deemed creditworthy by the Investment Adviser pursuant to standards adopted by the Board; time deposits and bankers’ acceptances (but the Funds may not enter into repurchase agreements related to any of the foregoing). A certificate of deposit is a short-term obligation of a commercial bank. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Non-U.S. Securities—Investing in foreign companies involves certain risk considerations, including those set forth in the Prospectus and below, which are not typically associated with investing in United States companies. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exists in the United States.

The Funds could incur additional costs in connection with their investment activities outside the U.S. The maintenance of assets in certain jurisdictions may result in increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payment of dividends). Dividends or interest paid by non-U.S. issuers and proceeds from the disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to returns on U.S. securities. A Fund will incur costs in connection with foreign exchange transactions that are necessary for the purchase and sale of non-U.S. securities and the receipt of dividends and interest.

The Funds will not hold currencies other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currencies are not fully exchangeable into U.S. dollars, without legal restriction, at the time of investment. The Funds may purchase securities that are issued by an issuer of one nation but denominated in the currency of another nation (or a multinational currency unit).

The Funds may hold foreign equity securities in the form of American Depository Receipts or Shares (“ADRs”), European Depository Receipts (“EDRs”), Continental Depository Receipts (“CDRs”) or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

Securities are determined by the Investment Adviser to be “U.S.” (or “Non-U.S.”) based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its assets, its exposure to economic fortunes and risks of countries or geographic regions outside the United States and other relevant factors.

Debt Securities—There are a number of risks generally associated with investments in debt securities, including convertible securities. As described for certain Funds in the Prospectus, debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities, including medium- and lower-grade securities, because there are too few buyers for them. Yields on short-, intermediate- and long-term securities generally depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation than obligations with shorter maturities and lower yields. The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Exhibit A to this SAI describes the ratings. Credit ratings evaluate the perceived safety of principal and interest payment of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated by Moody’s, Standard & Poor’s or any other rating organization. This would not require a Fund to sell the security, but the Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security in the Fund’s portfolio.

Variable, Floating Rate and Synthetic Obligations—The Funds may invest in fixed income securities with interest rates which fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then-current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit a Fund to “lock in” the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. A Fund may also invest in “synthetic” securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

Convertible Securities and Warrants—The Funds may invest in convertible securities and warrants. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have the conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of a Fund’s investment.

Preferred Stock—Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Investment in Illiquid Securities—Each Fund, other than the Meridian Small Cap Growth Fund, may invest not more than 10% of the value of its net assets in illiquid securities. The Meridian Small Cap Growth Fund may invest its assets in illiquid securities to the extent permitted under the 1940 Act, which currently permits investments in illiquid securities in an amount not to exceed 15% of the Fund’s net assets. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values those securities within seven days. The Investment Adviser has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board.

The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

Each Fund’s investments in illiquid securities may include securities that are not registered for resale under the Securities Act, and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register those securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund’s decision to sell the security and the registration of the security permitting sale. During that time the price of the security will be subject to market fluctuations.

The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of those investments. If the securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Adviser may determine in particular cases, pursuant to standards adopted by the Board, that the securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing those securities.

Repurchase Agreements—Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. The Funds typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Because it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Options—The Funds may purchase and write (i.e., sell) put and call options. The Investment Adviser may use options for hedging purposes and/or to enhance the Funds’ returns. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. Upon the exercise of stock options, the underlying security is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index.

The successful use of a Fund’s options strategies depends on the ability of the Investment Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Investment Adviser deems it desirable to do so. Although a Fund will take an option position only if the Investment Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Short Sales—Subject to its non-fundamental investment restrictions and Fund policies, a Fund may engage in short sales. A Fund may sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. Losses associated with such risks or events may exceed the cost of the actual cost of the investment.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

(Meridian Equity Income Fund and Meridian Contrarian Fund only)

Sensitivity to Interest Rate and Economic Change—High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations—High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased current return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.

Liquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund’s ability to value accurately or dispose of those bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Legislation or Regulation—Future legislation or regulation may limit the issuance of high-yield, high-risk bonds, which could have a negative effect on the market for high-yield, high-risk bonds.

Commodity Pool Operator Regulation—In February 2012, the Commodity Futures Trading Commission (“CFTC”) made regulatory changes that require certain investment advisers to register as a “commodity pool operator” (“CPO”). The Investment Adviser has claimed an exclusion from the definition of a CPO with respect to its management of the Funds pursuant to CFTC Rule 4.5. Therefore, the Investment Adviser is not subject to regulation as a CPO under the Commodity Exchange Act (“CEA”), as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, a Fund must limit its investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures contracts). The Investment Adviser currently intends to operate each Fund in compliance with the requirements of Rule 4.5 and consistent with the Fund’s investment strategies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a portfolio holdings disclosure policy (the “Portfolio Disclosure Policy”) for the Funds and has delegated to the officers of the Funds the responsibility for the implementation of the Portfolio Disclosure Policy and for ongoing monitoring and supervision to ensure compliance with the Portfolio Disclosure Policy. The Funds’ Chief Compliance Officer (the “CCO”), appointed by the Board, shall report to the Board any violations of the Portfolio Disclosure Policy deemed to be a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act.

Public Disclosure Policy. The Funds will disclose complete portfolio holdings on a quarterly basis in the Annual, Semi-Annual and first and third quarter reports, which are mailed to existing shareholders and prospective shareholders on request, and are available over the internet at www.sec.gov and at www.meridianfund.com. The Funds will satisfy any request for holdings reports by providing the requested holdings report as of the most recent quarter-end, but in no case earlier than the holdings report is posted on the Meridian Fund, Inc. website at www.meridianfund.com. This posting usually coincides with the filing of the holdings reports with the SEC, which usually occurs between 30 and 60 days after quarter-end.

Non-Public Disclosure Policy. For business purposes, the Funds may disclose holdings more frequently to the Board, outside counsel and independent registered public accounting firm as frequently as necessary to enable such persons or entities to provide services to the Funds. Portfolio holdings are also made available to the Funds’ distributor, transfer agent, accounting services provider, and custodian (the “Service Providers”) as frequently as necessary to enable such persons or entities to provide services to the Funds, typically on a daily basis. Additionally, holdings information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules and regulations. More frequent disclosure to parties not mentioned above and not meeting the conditions outlined above would require the authorization of the appropriate Officer of the Meridian, in consultation with the Board, and would require a determination that such disclosure would be in the best interest of shareholders. The Funds, the Investment Adviser and their affiliates receive no compensation or other consideration with respect to any such disclosures.

Each of the Service Providers is subject to an agreement to keep the disclosed portfolio holdings information confidential and to use it only for legitimate business purposes. Employees of the Service Providers are subject to professional standards under codes of ethics that bar them from using the confidential client information for other than legitimate business purposes. Outside counsel and the Funds’ independent registered public accounting firm are subject to professional standards with respect to the confidentiality of the Funds’ portfolio information. The Board has a fiduciary duty to act in the best interests of the Funds and the Funds’ shareholders. The Funds’ and the Investment Adviser’s Codes of Ethics set forth the policies and procedures for addressing potential conflicts of interest that may arise through disclosure of portfolio holdings. Employees and officers of the Funds and the Investment Adviser are subject to restrictions on trading subject securities under the Funds’ and Investment Adviser’s Code of Ethics. There can be no assurance, however, that the Funds’ and the Investment Adviser’s policies and procedures with respect to conflicts of interest and to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

INFORMATION ABOUT THE DIRECTORS AND

OFFICERS OF MERIDIAN

The individuals listed below serve as Directors or Officers of the Funds. Each Director of the Funds serves until a successor is elected and qualified or until resignation. The Officers of the Funds are appointed annually by the Board. Each of the Officers of the Funds are employees of the Investment Adviser. The address of the Officers and all Directors is [INSERT].

The general operations of the Funds are under the direction of the Board. The Board establishes the Funds’ policies and oversees the management of the Funds and the performance of the Officers. The Officers are primarily responsible for the day-to-day operations of the Funds. Shareholders who want to communicate with the Board or an individual Director should send written communications to c/o The Secretary of Meridian Fund, Inc.®, [INSERT], addressed to “The Board of Directors of Meridian Fund, Inc.®” or the individual Director(s). The Secretary of Meridian may determine not to forward to the Board or individual Director any letter that does not relate to the business of a Fund.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR

Michael Stolper * (68)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, L.L.C. (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present; Director and Acting Chief Executive Officer, Aster Investment Management Co., Inc. (an investment adviser), June 2012 to [INSERT].	4	Windowpane Funds (one portfolio)

NON-INTERESTED DIRECTORS
John S. Emrich, CFA (45)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present.	4	None

Michael S. Erickson (61)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Chairman and CFO, AeroAstro (spacecraft parts and systems), September 1998 to August 2007; Trustee and Treasurer, The Marin School, September 2005 to June 2008.	4	None

James Bernard Glavin (78)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	None

Ronald Rotter (70)	Director	Indefinite term since May 2, 2007	Private Investor, January 2008 to present; Retired; Co-Founder, Managing Partner and portfolio manager, RBR Capital Management (a long/short consumer sector equity hedge fund), January 2005 to December 2007.	4	None

OFFICERS

[OFFICERS TO BE INCLUDED]

*	Mr. Stolper is treated as an “interested” person of the Funds for the reasons described below under “Other Information Concerning the Board of Directors and Officers.”

Meridian pays no salaries or other compensation to its Directors or Officers other than fees to the Non-Interested Directors. Compensation was paid at each Non-Interested Director’s election in either cash or Fund shares.

The table below lists the compensation that was paid to each of the Non-Interested Directors by each Fund, as well as the total compensation from all Funds, during the fiscal year ended June 30, 2013 and the compensation estimated to be paid to each Director by the Meridian Small Cap Growth Fund, which commenced operations on or around the date of this SAI, for its current fiscal year-ending June 30, 2014. The Directors do not receive any retirement benefits or deferred compensation from the Funds. Compensation of the Officers of Meridian is paid by the Investment Adviser.

Name of Director	Total Compensation from Meridian Growth Fund		Total Compensation from Meridian Equity Income Fund		Total Compensation from Meridian Contrarian Fund		Estimated Compensation from Meridian Small Cap Growth Fund		Total Compensation from all Funds
John S. Emrich	[	]	[	]	[	]	[	]	[	]
Michael S. Erickson	[	]	[	]	[	]	[	]	[	]
James Glavin	[	]	[	]	[	]	[	]	[	]
Ronald Rotter	[	]	[	]	[	]	[	]	[	]

As an “interested” Director, Mr. Stolper received no compensation for his services as a Director.

The following table provides the dollar range of equity securities beneficially owned by each Director in each Fund and in all Funds overseen by the Director as of December 31, 2012.

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in Meridian Fund, Inc.®
Michael Stolper	Meridian Equity Income Fund – [ ] Meridian Growth Fund – [ ] Meridian Contrarian Fund – [ ] Meridian Small Cap Growth Fund – [ ]	[ ]

NON-INTERESTED DIRECTORS

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in Meridian Fund, Inc.®
John S. Emrich	Meridian Equity Income Fund – [ ] Meridian Growth Fund – [ ] Meridian Contrarian Fund – [ ] Meridian Small Cap Growth Fund – [ ]	[ ]
Michael S. Erickson	Meridian Equity Income Fund – [ ] Meridian Growth Fund – [ ] Meridian Contrarian Fund – [ ] Meridian Small Cap Growth Fund – [ ]	[ ]
James Glavin	Meridian Equity Income Fund – [ ] Meridian Growth Fund – [ ] Meridian Contrarian Fund – [ ] Meridian Small Cap Growth Fund – [ ]	[ ]
Ronald Rotter	Meridian Equity Income Fund – [ ] Meridian Growth Fund – [ ] Meridian Contrarian Fund – [ ] Meridian Small Cap Growth Fund – [ ]	[ ]

For additional information related to the ownership of shares by Officers and Directors of Meridian, see below under “Control Persons and Principal Holders of Securities.”

OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OFFICERS

Leadership Structure

The Board supervises and oversees the management and operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Meridian’s Amended and Restated Articles of Incorporation, as supplemented, and By-Laws. In so doing, the Board has a duty to act in the best interests of Fund shareholders. The Board meets at regularly scheduled meetings at least four times each year. In addition, the Board may hold, and has held, special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

Currently, the Board consists of five Directors who have extensive and varied experiences and skills. Four of the five Directors are “Non-Interested Directors,” meaning that they are non-“interested” persons of the Funds (as defined in the 1940 Act). The Non-Interested Directors meet in executive session at each regular Board meeting. Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management Co., Inc. (the “Previous Investment Adviser”), the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund, he receives a pro rata portion of the payment under the Asset Purchase Agreement (as defined below) consistent with his ownership interest in the Previous Investment Adviser. Mr. Glavin is the Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other Directors, Service Providers, and counsel. The Chairman may also perform such other functions as may be delegated by the Board from time to time. As further described below, the Board has established an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (“QLCC”), each composed of all of the Non-Interested Directors of Meridian.

Meridian believes that its Chairman, the full Board, including the Non-Interested Directors, and each of the committees, are adequately constituted to permit the Board to exercise informed judgment over matters under its purview and allow it to allocate areas of responsibility in a manner that enhances oversight and provides effective leadership that is appropriate for Meridian, the Funds and their shareholders.

Current Committees of the Board

As discussed above, the Board has established an Audit Committee and a Governance Committee, each composed of all of the Non-Interested Directors of Meridian. The Audit Committee approves the engagement and monitors the performance of the Funds’ independent certified public accountants and reviews the audit plan and results of audits. The Audit Committee meets from time to time with the Funds’ independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. There were [ ] Audit Committee meetings held during the last fiscal year.

The Board has also established a QLCC, composed of the members of the Audit Committee. The QLCC reviews and investigates any material violations reported by an attorney in connection with the “up the ladder” reporting requirements. This reporting requirement requires an attorney to report evidence of a material violation of securities law, breach of fiduciary duty or similar violation. The QLCC held no meetings during the last fiscal year.

The Governance Committee makes recommendations to the Board on issues related to the Non-Interested Directors and the composition and operation of the Board, as well as matters relating to Board and Committee member compensation. The Governance Committee is also responsible for those duties normally performed by a nominating committee. The Governance Committee met [    ] times during the last fiscal year.

Pursuant to the Governance Committee’s charter, only Non-Interested Directors may nominate or appoint, as applicable, persons to become Non-Interested Directors for the Funds.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Governance Committee Charter. Any submission should be sent to Meridian’s Secretary at the address provided above and include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as a Non-Interested Director, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)).

In the case of any meeting of shareholders for the election of Directors, shareholder submissions will be considered for inclusion in a Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Directors is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation.

Director Qualifications

The following is a summary of the particular professional and other experiences of each Director. Meridian believes that each Director is competent to serve because of his individual overall merits, including: (i) experience, (ii) qualifications, (iii) personal attributes and (iv) individual skills. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly 9 years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company. He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business. Mr. Glavin also provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company and as a board member for Althea Tech, a privately held biotechnology company. Mr. Rotter provides business and investment management expertise to the Board, previously serving as Managing Partner and founder of RBR Capital Management, a long/short consumer sector equity hedge fund. In addition, he has extensive experience serving as a securities analyst at various brokerage firms for over 19 years. Mr. Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. He also holds a Master of Arts degree in Finance. Meridian does not believe that any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of each Director makes them highly qualified.

Board Risk Oversight

The Funds are subject to certain risks, including investment, compliance, operational and valuation risks. Like most mutual funds, the day-to-day business of the Funds, including the management of risk, is performed by third-party service providers such as the Investment Adviser. The Board is responsible for overseeing the Service Providers and, thus has oversight responsibility with respect to risk management performed by Service Providers. Risk oversight is addressed as part of the various activities of the Board and its committees. The full Board regularly engages in discussions of risk management and receives, among other reports and information, compliance reports that inform its oversight of risk management from the CCO at each meeting and on an ad hoc basis, when and if necessary. In addition, the Board and the Non-Interested Directors have access to the CCO, Meridian’s independent registered public accounting firm and legal counsel for consultation to assist them in performing their oversight responsibilities. Also, the Audit Committee, which receives reports from the independent registered public accounting firm, considers financial and reporting risk within its area of responsibilities. From its review of reports and discussions with the Investment Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee are informed in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) in pursuit of the Funds’ goals, and that the processes, procedures and controls employed to address various risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the pertinent information. Most of the Funds’ investment management and business affairs are carried out by or through the Investment Adviser and other Service Providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board’s ability to monitor and manage risk, as a practical matter, is subject to certain limitations.

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of [        ], the Directors and Officers of Meridian individually and as a group owned beneficially [        ]% of the outstanding shares of the Meridian Equity Income Fund, [        ]% of the Meridian Growth Fund and [        ]% of the Meridian Contrarian

Fund. [As of [                    ], the Directors and Officers of Meridian, as a group, beneficially owned less than 1% of each class of shares of [].] Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, as of [                     ], the Directors and Officers of Meridian as a group owned beneficially less than 1.00% of the outstanding shares of each class of the Fund.

As of [                     ], the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by Meridian to own beneficially 5% or more of any class of a Fund’s outstanding shares) or “control person” (i.e., owns of record or is known by Meridian to own 25% or more of a Fund’s outstanding shares) is listed below. Because the Meridian Small Cap Fund commenced operations on or around the date of this SAI, no person owned of record or beneficially more than 25% of the Meridian Small Cap Growth Fund’s outstanding voting securities or 5% or more of any class of the Fund’s outstanding voting securities as of such date. [Also, as of [                    ], each of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund offered a single class of shares (what is now known as the Legacy Class). Accordingly, there were no “principal holders” with respect to the other share classes that are offered by these Funds through this SAI.]

From time to time, the Funds may have individual shareholders holding a significant percentage of a Fund’s shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

Principal Holder and Control Person Ownership

As of [                    ], the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” or “control person” is listed below.

Fund	Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)

INVESTMENT MANAGEMENT

Meridian has retained as investment adviser for the Funds, Arrowpoint Asset Management, LLC (the Investment Adviser), located at 100 Fillmore St., Suite 325, Denver, CO 80206. The Investment Adviser was founded in 2007 and provides investment management services to the Funds, as well as to high-net-worth individuals and associated trusts, estates, endowments, foundations (separate accounts) and privately offered limited partnerships and corporate vehicles (private funds). The Investment Adviser is 100% privately owned by its principals. David Corkins and Minyoung Sohn, each a principal, hold a controlling interest in the Investment Adviser.

Management Agreement—The Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Investment Adviser, dated [                    ], 2013 (the “Management Agreement”), provides that the Investment Adviser will provide investment advisory services to the Funds, including the discretionary authority to manage the investment and reinvestment of the cash and securities in the accounts of each Fund and executing, or causing the execution of, the Funds’ purchase and sale orders.

On May 15, 2013, the Previous Investment Adviser entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Previous Investment Adviser, dated July 13, 2012 (the “Aster Management Agreement”), and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Investment Adviser (the “Transaction”). The Transaction was subject to certain conditions to closing, including, among others, approval by Meridian’s Board of Directors and by each Fund’s shareholders of a new investment management agreement between the Investment Adviser and Meridian, on behalf of each of the Funds; such approvals were obtained on June 11, 2013 and [                    ], 2013, respectively. The closing of the Transaction occurred on [                    , 2013] and resulted in the automatic termination of the Aster Management Agreement.

There are no material differences between the Management Agreement and the Aster Management Agreement. In this regard, the Management Agreement and the Aster Management Agreement contain the same terms, conditions, and fee rates, including applicable breakpoints, and provide for the same management services.

Prior to [                    ], 2013, the Funds were managed by the Previous Investment Adviser, pursuant to the Aster Management Agreement and, from March 1, 2012 to July 13, 2012, pursuant to interim investment management agreements approved by the Board in accordance with Rule 15a-4 under the 1940 Act. Prior to that, the Funds were managed by the Previous Investment Adviser under an Investment Management Agreement, Power of Attorney and Service Agreement, dated November 1, 2000 (for Meridian Growth Fund and Meridian Contrarian Fund), and an Investment Management Agreement, dated January 31, 2005 (for Meridian Equity Income Fund).

Under the Management Agreement, the Investment Adviser, in addition to providing investment advisory services, provides persons to perform the executive, administrative, clerical, and bookkeeping functions of Meridian, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies and postage used at the offices of the Funds. The costs of sales and advertising materials and ordinary operating expenses not assumed by the Funds are borne by the Investment Adviser. Each Fund’s expenses include, but are not limited to: custodian, stock transfer, and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to shareholders; cost of the printing and distributing of prospectuses of the Funds and supplements thereto to the Funds’ shareholders; taxes; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to the Non-Interested Directors; association dues; and costs of stationery and forms prepared exclusively for the Funds. Expenses arising in connection with a Fund are charged directly to such Fund. Expenses common to all of the Funds (such as, for example, the fees and expenses paid to the Board) are generally allocated to each Fund in proportion to its relative net assets.

The Management Agreement provides for a one-year initial term and continues in effect from year-to-year as to a particular Fund if that continuance is approved at least annually by: (i) either the Board or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, and (ii) the vote of a majority of the directors of Meridian who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any such party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement is non-assignable and will terminate automatically upon assignment. Either party may terminate the Management Agreement at any time, without penalty, on 60 days’ written notice. Amendments to the Management Agreement require the approval of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds. The Investment Adviser shall not be liable under the Management Agreement to Meridian or to shareholders of a Fund for any error of judgment, mistake of law, or for any loss arising out of its obligations to Meridian not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

As compensation for the services that the Investment Adviser provides to the Funds under the Management Agreement, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. As indicated above, with respect to the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund, prior to [ ], the Previous Investment Adviser was compensated for its services to such Funds at fee rates identical to those payable to the Investment Adviser under the Management Agreement. Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, the Fund paid no advisory fees during the fiscal year ended June 30, 2013.

For the fiscal years ended June 30, 2013, 2012 and 2011, the amounts of the advisory fees earned by the Previous Investment Adviser were:

	Fiscal Year Ended June 30, 2013 Contractual Advisory Fees*	Fiscal Year Ended June 30, 2012 Contractual Advisory Fees*	Fiscal Year Ended June 30, 2011 Contractual Advisory Fees*
Meridian Equity Income Fund	$256,938	$303,946	$284,003
Meridian Growth Fund	$16,661,807	$18,808,464	$15,602,035
Meridian Contrarian Fund	$6,908,791	$7,352,597	$8,885,478

*

The Investment Adviser has voluntarily agreed to limit the operating expenses of the Meridian Equity Income Fund as described in the Prospectus. The Investment Adviser may change or terminate this arrangement at any time. For the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011, the Previous Investment Adviser reimbursed the Meridian Equity Income Fund $75,932, $52,027, and $1,193, respectively, under this arrangement. The Fund may, subject to the approval of the Board, repay the Investment Adviser for amounts it has previously waived or reimbursed under this arrangement for up to three years following such waiver or reimbursement, provided that Fund expenses do not exceed the then applicable expense cap after giving effect to any repayment by the Fund. The Investment Adviser is not entitled to repayment of any fees waived by the Previous Investment Adviser prior to [            ] under this arrangement.

PORTFOLIO MANAGEMENT

Mr. Chad Meade and Mr. Brian Schaub, CFA, serve as Co-Portfolio Managers of the Meridian Growth Fund and Meridian Small Cap Growth Fund and have responsibility for the day-to-day management of such Funds. Mr. James England, CFA and Mr. James O’Connor, CFA serve as Co-Portfolio Managers of the Meridian Equity Income Fund and Meridian Contrarian Fund and have responsibility for the day-to-day management of such Funds.

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2013.

James England, CFA

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)		# of Accounts Managed with Performance- Based Advisory Fee		Total Assets with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	[	]	[$	]	[	]	[$	]

Other Pooled Investment Vehicles:	[	]	[$	]	[	]	[$	]

Other Accounts:	[	]	[$	]	[	]	[$	]

Chad Meade

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)		# of Accounts Managed with Performance- Based Advisory Fee		Total Assets with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	[	]	[$	]	[	]	[$	]

Other Pooled Investment Vehicles:	[	]	[$	]	[	]	[$	]

Other Accounts:	[	]	[$	]	[	]	[$	]

James O’Connor, CFA

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)		# of Accounts Managed with Performance- Based Advisory Fee		Total Assets with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	[	]	[$	]	[	]	[$	]

Other Pooled Investment Vehicles:	[	]	[$	]	[	]	[$	]

Other Accounts:	[	]	[$	]	[	]	[$	]

Brian Schaub, CFA

Type of Accounts	Total # of Accounts Managed		Total Assets (millions)		# of Accounts Managed with Performance- Based Advisory Fee		Total Assets with Performance- Based Advisory Fee (millions)

Registered Investment Companies:	[	]	[$	]	[	]	[$	]

Other Pooled Investment Vehicles:	[	]	[$	]	[	]	[$	]

Other Accounts:	[	]	[$	]	[	]	[$	]

Description of Compensation

Compensation for portfolio managers and analysts is designed to link the performance of each investment professional to shareholder objectives. All investment management compensation is paid by the Investment Adviser.

Each member of the investment management personnel of the Investment Adviser receives compensation that is set annually and is a combination of a fixed base salary (which is competitive, but average for the industry), along with a bonus that may be earned on annual pre-tax fund performance that exceeds tiered performance benchmark index targets. For the Meridian Contrarian Fund, the benchmark index is comprised of a composite of the Lipper Mid Cap Core and Lipper Multi Cap Value indexes. For the Meridian Growth Fund, the benchmark index is the Lipper Mid Cap Core index. For the Meridian Equity Income Fund, the benchmark index is the S&P 500 index. For the Meridian Small Cap Growth Fund, the benchmark indexes are the Russell 2000 Growth Index and the Russell 2000 Index. If Fund investment performance meets or exceeds index targets, especially during cycles of rising assets under management, annual bonus compensation may be expected to exceed base salary compensation; if Fund investments underperform, the opposite may be true.

Potential Conflicts of Interest

Potential conflicts could include a portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage or disadvantage of another Fund. A Fund’s portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual Funds.

The Funds’ portfolio managers and analysts may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, the portfolio managers or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio managers and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by the Investment Adviser and the Funds. Although the potential for conflicts of interest may exist, the Funds and the Investment Adviser believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated.

Ownership of Securities – The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager, as of June 30, 2013, in the Fund(s) they manage.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James England	[ ]
Chad Meade	[ ]
James O’Connor	[ ]
Brian Schaub	[ ]

Codes of Ethics – The Funds and the Investment Adviser have adopted a personal investing policy consistent with the rules and regulations under the 1940 Act and the Investment Company Institute guidelines as well as the Investment Advisers Act of 1940, as applicable. This Code of Ethics includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and transaction reporting requirements; review of duplicate confirmation statements; annual certification of compliance with the Code of Ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. The Code of Ethics is on file with the Securities and Exchange Commission as an exhibit to the Funds’ registration statement.

The Distributor has also adopted a Code of Ethics that complies with the provisions of Rule 17j-1 under the 1940 Act.

Proxy Voting Policies – The Board has adopted Proxy and Corporate Action Voting Policies and Procedures (“Policies”) on behalf of the Funds which delegate the responsibility for voting proxies to the Investment Adviser, subject to the Board’s continuing oversight. The Investment Adviser will vote such proxies in accordance with the Policies, which have been reviewed by the Board, and which are found in Exhibit B. Any material changes to the Policies will be submitted to the Board for approval.

Meridian is required to file on Form N-PX the Funds’ complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free at 1-800-446-6662, on the Meridian Fund, Inc. website at www.meridianfund.com and on the SEC’s website at www.sec.gov.

The Distributor

Destra Capital Investments LLC (the “Distributor”), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a distribution agreement between the Distributor and Meridian, on behalf of each Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the Funds’ shares. The Distributor’s address is: 901 Warrenville Road, Suite 15, Lisle, IL 60532.

The Funds have adopted a distribution plan (the “Distribution Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder for certain share classes. The Distribution Plan was adopted by the Board, including a majority of the Non-Interested Directors who had no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to Meridian or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by the Distribution Plan.

The Distribution Agreement became effective with respect to the Funds after approval by its Board, and, after an initial two-year period, will continue from year-to-year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including the Non-Interested Directors. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund or the Funds at any time without penalty by Meridian (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

Because the Funds and the Distributor did not enter into the Distribution Agreement until [ ], the Funds paid no commissions to the Distributor for the fiscal year-ended June 30, 2013.

Distribution Plan

As described above, Meridian has adopted a Distribution Plan for certain share classes of the Funds. See the cover of this SAI for the share classes offered by the Funds. Under the terms of the Distribution Plan, the Funds are authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and other services performed by such entities for their customers, or to be retained by the Distributor for its services.

The table below shows the maximum annual distribution fees (payable monthly and calculated based on an annual percentage of average daily net assets):

Share Class	Distribution Fee
Legacy Class Shares	0.00%
Institutional Class Shares	[	]%
Advisor Class Shares	[	]%
Retirement Class Shares	[	]%

Shareholder Servicing Plan

The Board has adopted a shareholder servicing plan for certain share classes pursuant to which a Fund pays the Distributor and/or eligible selling and/or servicing agents a shareholder servicing fee (“Shareholder Servicing Plan”). The fees paid by a Fund under the Shareholder Servicing Plan are intended to compensate the Distributor and/or eligible financial intermediaries for certain services, such as recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other administrative services provided to the Fund’s shareholders.

The table below shows the maximum annual shareholder servicing fees (payable monthly and calculated based on an annual percentage of average daily net assets):

Share Class	Shareholder Servicing Fee
Legacy Class Shares	0.00%
Institutional Class Shares	[	]%
Advisor Class Shares	[	]%
Retirement Class Shares	[	]%

Fees Paid

Because the Distribution Plan and the Shareholder Servicing Plan were adopted on [ ], the Funds paid no distribution and shareholder servicing fees for the fiscal year-ended June 30, 2013.

Financial Intermediary Compensation

As described in the Prospectus, the Distributor, the Investment Adviser and their affiliates may make payments, from their own resources, to financial intermediaries for marketing/sales support services relating to the Funds (“Marketing Support Payments”). Marketing Support Payments are in addition to fees paid under the Distribution Plan and Shareholder Servicing Plan that may be paid to financial intermediaries.

As of the date of this SAI, the Distributor, the Investment Adviser or their affiliates had agreed to make Marketing Support Payments with respect to the Funds to the financial intermediaries or their affiliates shown below.

[TO BE INSERTED, AS APPLICABLE]

The Distributor, the Investment Adviser and their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

ADDITIONAL SERVICE PROVIDERS

Fund Counsel – Goodwin Procter LLP, located at 901 New York Avenue, N.W., Washington D.C. 20001, acts as counsel to Meridian on various matters.

Independent Registered Public Accounting Firm – [            ] have been appointed as the Independent Registered Public Accounting Firm for Meridian. The financial statements of the Funds, other than the Meridian Small Cap Growth Fund, as of June 30, 2013, incorporated by reference in the SAI have been so included in reliance on the report of [            ] given on the authority of said firm as experts in accounting and auditing.

Administration Assistance Services – BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 (“BNY Mellon”), provides administration assistance services to the Funds, including assistance in preparing annual and semi-annual shareholder reports, calculating performance data, and assisting with filing various SEC reports. With respect to the Meridian Growth Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $9,000, $9,000 and $9,000 for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. With respect to the Meridian Contrarian Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $9,000, $9,000 and $9,000 for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. With respect to the Meridian Equity Income Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $9,000, $9,000 and $9,000 for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, the Fund has paid no accounting services fees to BNY Mellon as of such date. Fees for administration assistance services are paid by the Investment Adviser.

Shareholder Services and Transfer Agent – BNY Mellon, located at 760 Moore Road, King of Prussia, PA 19406, serves as Transfer Agent, redemption, dividend disbursing agent and shareholder servicing agent for the Funds.

Custodian – The Bank of New York Mellon, located at One Wall Street, New York, New York, 10286, serves as the Funds’ custodian pursuant to a Custodian Services Agreement. In such capacity, the custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.

Accounting Services – BNY Mellon provides the Funds with accounting services under an Accounting Services Agreement. With respect to the Meridian Growth Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $215,459, $253,006 and $194,638 for the fiscal years ended, June 30, 2013, June 30, 2012 and June 30, 2011, respectively. With respect to the Meridian Contrarian Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $84,867, $91,396 and $99,756 for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. With respect to the Meridian Equity Income Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $26,900, $29,929 and $25,917 for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011, respectively. Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, the Fund has paid no accounting services fees to BNY Mellon as of such date.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for a Funds’ portfolio securities transactions are placed by the Investment Adviser. The objective of each Fund is to obtain the best available prices in its portfolio transactions, taking into account a broker’s services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer and the Investment Adviser expects that a number of broker-dealers will be used in various transactions. The Investment Adviser evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including but not limited to the broker’s commission rate, execution capability, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Adviser and its clients.

When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution of the transaction, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to the Investment Adviser. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of a Fund, if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. Substantially all of the total brokerage commissions paid by the Funds, other than Meridian Small Cap Growth Fund, which commenced operations on or around the date of the SAI, during the period July 1, 2012 through June 30, 2013 were paid to brokers so selected.

The Board will monitor executions of portfolio transactions periodically to ensure that the best execution objective continues to be paramount in the selection of executing broker-dealers. Meridian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and other qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other related services. Meridian does not authorize the payment of commissions to brokers, in recognition of their having provided research, statistical or other related services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

There may be occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for another Fund served by the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Investment Adviser believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the Funds involved.

A Fund may engage in transactions in securities which are not listed on a national securities exchange but are traded in the over-the-counter (“OTC”) market. Each Fund, in all cases, will attempt to negotiate the best market price and execution for such transactions.

The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets. Fixed-income securities are generally traded on a “net” basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the U.S. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

A Fund may hold foreign equity securities in the form of ADRs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

For the fiscal years ended June 30, 2013, 2012 and 2011, the Funds paid total brokerage commissions as follows:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Meridian Equity Income Fund	$18,017	$16,954	$13,318
Meridian Growth Fund	$1,351,644	$915,388	$966,427
Meridian Contrarian Fund	$701,268	$468,150	$680,027

Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, no brokerage commissions had been paid by the Fund as of such date.

Directed Brokerage

The Funds or the Investment Adviser, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services or other allowable services it provides to the Funds or the Investment Adviser.

During the fiscal year ended June 30, 2013, the Funds directed certain brokerage transactions. The amounts of such transactions and their related commissions were as follows:

	Amount of Transactions	Related Commissions
Meridian Equity Income Fund
Meridian Growth Fund
Meridian Contrarian Fund

Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, the Fund had directed no brokerage transactions as of such date.

As of June 30, 2013, the [                    ] Fund held [                    ] shares of [                    ], a regular broker-dealer used by the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus provides general information concerning the purchase and redemption of each Fund’s shares. The following discussion explains further some of that information and discloses certain policies not presented in the Prospectus.

Pricing of Fund Shares

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or “NAV”) per share for a given share class after the Transfer Agent receives all required documents in good order, which means that all required documents pertaining to such purchase, redemption or exchange have been fully completed as determined by the Transfer Agent. NAV is computed as of the close of business of the New York Stock Exchange (“NYSE”) each day that it is open for trading, which is typically at 4:00 p.m., Eastern Time. Orders received before the close of business are typically priced at a Fund’s NAV per share as computed on that day. Orders received after the close of business are typically priced at a Fund’s NAV per share as computed on the next business day.

NAV is determined by totaling the value of all portfolio securities, cash and other assets, including accrued interest and dividends, held by a Fund, and subtracting from that all liabilities, including accrued expenses. The total NAV is divided by the total number of shares outstanding to determine the NAV of each share. Securities in a Fund’s portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board believes would accurately reflect the securities’ fair value. Fair value pricing, for example, may be used for high-yield debt securities when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. The fair valuation process is discussed more fully below. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold. Short-term securities with original or remaining maturities more than 60 days are typically valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are typically amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Investment Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board. The Investment Adviser may determine the fair value for securities that are thinly traded, illiquid, or where the Investment Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value a Fund’s portfolio securities and their respective NAVs. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

For example, a Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Significant events that may impact the value of securities principally traded in foreign markets (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close and the time that a Fund calculates its NAV. Because the frequency of significant events is not predictable, fair value pricing of certain common stocks may or may not occur on a frequent basis.

Shares of a Fund will not be priced on the days on which the NYSE is closed for trading, and on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Rejection of Orders—Any purchase order may be rejected by Meridian.

The Open Account—When you make an initial direct investment in a Fund (i.e., without a financial intermediary), a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive from the Transfer Agent a confirmation statement showing the current transaction in your account along with a summary of the status of the account as of the transaction date.

Authorized Broker Transactions—Each Fund has authorized certain third parties to receive on its behalf purchase and redemption orders. Such persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized person or, if applicable, that person’s authorized designee, receives the order.

Automatic Reinvestment of Distributions—You may indicate at any time a choice of certain elections with respect to distributions. You may elect to have distributions of both net investment income and realized capital gains declared on your shares of a Fund reinvested automatically in additional shares of the Fund at the closing net asset value per share on the reinvestment date determined by the Board. You also may elect to receive investment income distributions in cash while accepting capital gain distributions in additional shares of the Fund. Alternatively, you may elect to receive distributions of both net investment income and realized capital gains in cash. If you make no election, all distributions will be applied automatically to the purchase of shares of a Fund at net asset value per share. You may change these elections at any time by written notification to the Funds’ Transfer Agent, but, to be effective as to a particular distribution, the change must be received by the Transfer Agent sufficiently in advance of the reinvestment date (approximately 10 business days) to permit the change to be entered in your record. The Federal income tax status of distributions is the same whether taken in cash or reinvested in shares of a Fund.

Distributions on all shares in your account are reinvested in full and fractional shares at the net asset value per share unless you instruct a Fund to do otherwise.

Suspension of Redemption—The redemption price of redeemed shares of a Fund will be paid on or before the seventh day following proper tender, except a postponement may be permissible under the 1940 Act when (a) the NYSE is closed (other than for weekends and holidays) or trading on the NYSE is restricted, (b) an emergency exists making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable, or (c) the SEC has by order permitted suspension of redemptions for the protection of the Funds’ shareholders. The SEC, by rules and regulations, determines the conditions under which trading of securities are restricted and the conditions under which an emergency exists. Investment dealers handling redemption transactions may make a service charge. There is no charge as described in the foregoing paragraphs for redemption of shares tendered directly to the Transfer Agent.

Mandatory Redemption—The Board has established a policy, which is subject to change, to require redemption of accounts of a Fund that drop as a result of redemptions to a value of less than $750 (determined, for this purpose only, as the greater of the shareholder’s cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gains distributions). A shareholder will be given notice of at least 60 days within which to bring the account up to the minimum determined, as set forth above, before the involuntary redemption provision is made effective with respect to the shareholder’s account.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

Meridian has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described herein. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company.  It is intended that each Fund qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of Meridian. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

Each Fund must also diversify its holdings so that at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements (described above) may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year. If a Fund qualifies as a RIC that is accorded special tax treatment it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first year. Each Fund intends to distribute or be deemed to have distributed a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such distributed income. However, no assurance can be given that a Fund will not be subject to federal income tax.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may report the retained amount as undistributed capital gain in a written statement to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a RIC accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. Certain provisions may be available to a Fund to prevent such disqualification.

Equalization Accounting.  Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Capital Loss Carry Forwards.  Capital losses realized by a Fund during taxable years beginning before December 22, 2010 may be carried forward for eight years following the year of the loss. All other capital losses may be carried forward indefinitely. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses.

The following table lists the capital loss carry forwards available to the Meridian Equity Income Fund and the Meridian Contrarian Fund as of June 30, 2013.

Fund Name	Amount	Expires
Meridian Equity Income Fund	$2,717,970	2018

Meridian Contrarian Fund	$56,006,510	2018

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments.  In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or in REITs or qualified REIT subsidiaries that are taxable mortgage pools (“REIT TMPs”). Under an IRS notice, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income (“UBTI”) to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of equity interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign Taxes.  Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Taxation of Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the shareholders’ Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

Federal Income Tax Rates.  As of the date of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain. However, these rates applicable to individuals are scheduled to increase to 39.6% for ordinary income and to 20% for net long-term capital gain for taxable years beginning after December 31, 2012.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 20%. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund derived from securities lending, repurchase agreements and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of qualified dividend income.

Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain threshold.

Backup Withholding.  A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount currently equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Corporate Shareholders.  Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders.  For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning on or before December 31, 2013, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” were exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written notice mailed to its shareholders. Notwithstanding the foregoing, if any distribution described above is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning on or before December 31, 2013, “short-term capital gain dividends” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (“USRPIs,” defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If clause (i) is applicable the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If clause (i) is inapplicable and clause (ii) is applicable, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If clause (iii) is applicable, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. While the Funds do not expect Fund shares to constitute USRPIs, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of USRPIs.

For purposes of the rules described above, “short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Subject to certain exceptions, a “USRPI” is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning after December 31, 2013.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties and to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Funds provide no assurance that they will report any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

Tax-Deferred Plans.  Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders.  Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations.  Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FURTHER INFORMATION ABOUT MERIDIAN

There are no conversion or preemptive rights in connection with any class of shares of the Funds. All shares of the Funds when duly issued will be paid in full and non-assessable. The rights of the holders of shares of common stock of a Fund may not be modified except by vote of the majority of the outstanding voting securities of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated at net asset value per share at the time a shareholder account is closed.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds (in the aggregate) voting for the election of directors can elect 100% of the directors if they wish to do so. In such event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board.

ADDITIONAL INFORMATION

Shareholder Reports—The fiscal year of each Fund ends on June 30 of each year. Each Fund will issue to its shareholders semi-annual and annual reports; each annual report will contain a schedule of the Fund’s portfolio securities and audited annual financial statements. Shareholders, in addition, will receive unaudited quarterly statements of the status of the Fund. The Federal income tax status of shareholders’ distributions also will be reported to shareholders after the end of each calendar year.

Registration Statement—The Prospectus and this SAI, together, do not contain all of the information set forth in the Funds’ registration statement and related forms filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement and related forms may be inspected at the Public Reference Room of the Commission at 100 F Street, NE, Room 1580, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC’s Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Meridian’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements and the accompanying Report of [ ], the Independent Registered Public Accounting Firm for the fiscal year ended June 30, 2013 for the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund, as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2013, are incorporated herein by reference to that report. Because the Meridian Small Cap Growth Fund commenced operations on or around the date of this SAI, financial statements are not available for the Fund.

EXHIBIT A

DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from “Aaa” to “C,” according to quality as described below:

“Aaa — Best quality. These securities carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.”

“Aa — High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.”

“A — Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.”

“Baa — Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.”

“Ba — Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.”

“B — Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.”

“Caa — Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.”

“Ca — Speculative in a high degree; often in default or have other marked shortcomings.”

“C — Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.”

STANDARD & POOR’S CORPORATION RATINGS GROUP rates the long-term securities debt of various entities in categories ranging from “Aaa” to “D” according to quality as described below:

“Aaa — Highest rating. Capacity to pay interest and repay principal is extremely strong.”

“Aa — High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from Aaa issues only in a small degree.”

“A — Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rate categories.”

“Bbb — Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.”

“Bb, B, Ccc, Cc, C — Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.”

“C1 — Reserved for income bonds on which no interest is being paid.”

“D — In default and payment of interest and/or repayment of principal is in arrears.”

EXHIBIT B

MERIDIAN FUND, INC.

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

July 1, 2003

I.	INTRODUCTION

Meridian Fund, Inc. (the “Fund”) is the beneficial owner of its portfolio securities. Accordingly, the Fund’s Board of Directors (the “Board”), acting on behalf of the Fund and each of its series (collectively, the “Funds”), has the right and the fiduciary obligation to vote proxies relating to the Funds’ portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has approved the adoption of these Proxy and Corporate Action Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these “Policies and Procedures”).

II.	POLICY

A. Delegation to the Adviser.

1.	The policy of the Fund is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Aster Investment Management Co., Inc. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.

III.	FIDUCIARY DUTY

The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Fund. The Adviser acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

IV.	PROXY VOTING PROCEDURES

A. Annual Presentation of Proxy Voting Policies to the Board. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures (Appended hereto as Appendix A). The Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The Board shall review the policies, procedures and other guidelines presented by the Adviser to determine that they are consistent with these policies and procedures. Upon request, the Adviser shall provide the Fund with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Fund’s statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

B. Resolution of Conflicts of Interest. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit to the Board, at least annually, a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

Where a proxy proposal raises a material conflict of interest between the interests of the Adviser or an affiliated person of the Adviser and that of one or more Funds, the Adviser shall resolve such conflict in the manner described below.

1.	Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.	Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

V.	REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.

VI.	ANNUAL FILING OF PROXY VOTING RECORD

The Fund shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.3

VII.	PROXY VOTING DISCLOSURES

A. The Fund shall include in its Form N-1A registration statement:

1.	A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, on the Fund’s website and on the SEC website.[4]

[3]	The first report on Form NP-X shall be for the twelve month period ended June 30, 2004 and shall be filed on or before August 31, 2004.
[4]	This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

B. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

1.

A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Fund’s toll-free telephone number, on the Fund’s website, and on the SEC website.[5]

2.

A statement that information regarding how the Fund voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, on the Fund’s website and on the SEC website.[6]

[5]	This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.
[6]	This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

APPENDIX A

ARROWPOINT ASSET MANAGEMENT, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

[To be provided]

MERIDIAN FUND, INC.®

FORM N-1A

PART C

Item 28. Exhibits

(a)	Articles of Amendment and Restatement (incorporated by reference to Exhibit (a) of Registrant’s Post-Effective Amendment No. 18 filed on October 29, 1999).

(a)(1)	Articles Supplementary dated January 28, 1994 (incorporated by reference to Exhibit (a)(1) of Registrant’s Post-Effective Amendment No. 23 filed on October 29, 2004).

(a)(2)	Articles Supplementary dated April 20, 2001 (incorporated by reference to Exhibit (a)(2) of Registrant’s Post-Effective Amendment No. 23 filed on October 29, 2004).

(a)(3)	Articles Supplementary dated October 14, 2004 (incorporated by reference to Exhibit (a)(3) of Registrant’s Post-Effective Amendment No. 23 filed on October 29, 2004).

(a)(4)	Articles Supplementary dated December 8, 2004 (incorporated by reference to Exhibit (a)(4) of Registrant’s Post-Effective Amendment No. 25 filed on January 31, 2005).

(a)(5)	Articles Supplementary dated [ ], 2013, to be filed by amendment.

(b)	By-Laws (incorporated by reference to Exhibit (b) of Registrant’s Post-Effective Amendment No. 18 filed on October 29, 1999).

(c)	Instruments Defining Rights of Security Holders (not applicable).

(d)	Investment Management Agreement and Service Agreement between Arrowpoint Asset Management, LLC (“Arrowpoint”) and the Registrant, dated [ ], 2013, to be filed by amendment.

(e)	Distribution Agreement between Destra Capital Investments LLC (“Destra”) and the Registrant, dated [ ], 2013, to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts (not applicable).

(g)(1)	Amended and Restated Custodian Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (g) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(g)(1)(a)	Revised Exhibit A, dated [ ], 2013, to the Amended and Restated Custodian Services Agreement, to be filed by amendment.

(g)(2)	Foreign Custody Management Agreement, dated May 31, 2001 (incorporated by reference to Exhibit (g)(3) of Registrant’s Post-Effective Amendment No. 28 filed on March 23, 2006).

(g)(3)	Amendment to Foreign Custody Manager Agreement, dated May 31, 2001 (incorporated by reference to Exhibit (g)(4) of Registrant’s Post-Effective Amendment No. 28 filed on March 23, 2006).

(g)(4)	Letter Agreement for Amendment to Foreign Custody Agreement, dated September 11, 2003, (incorporated by reference to Exhibit (g)(5) of Registrant’s Post-Effective Amendment No. 28 filed on March 23, 2006).

(h)(1)	Amended and Restated Shareholder Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (h)(1) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(1)(a)	Revised Exhibit A, dated [ ], 2013, to the Amended and Restated Shareholder Services Agreement, to be filed by amendment.

(h)(1)(b)	Red Flags Services Amendment to Amended and Restated Shareholder Services Agreement, dated May 7, 2009 (incorporated by reference to Exhibit (h)(1)(a) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(2)	Amended and Restated Accounting Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (h)(2) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(2)(a)	Revised Exhibit A, dated [ ], 2013, to the Amended and Restated Accounting Services Agreement, to be filed by amendment.

(h)(3)	Amended and Restated Administration Assistance Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (h)(3) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(4)	Shareholder Servicing Plan, to be filed by amendment

(i)	Legal Opinion, to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(k)	Financial Statements omitted from Item 22 (not applicable).

(l)	Investment Representation Agreement, dated 1984 (incorporated by reference to Exhibit (l) of Registrant’s Post-Effective Amendment No. 18 filed on October 29, 1999).

(m)(1)	Rule 12b-1 Plan, to be filed by amendment.

(n)	Rule 18f-3 Plan, to be filed by amendment.

(p)(1)	Code of Ethics of the Registrant, dated October 3, 2006 (incorporated by reference to Exhibit (p)(2) of Registrant’s Post-Effective Amendment No. 30 filed on October 26, 2007).

(p)(2)	Code of Ethics of Arrowpoint, to be filed by amendment.

(p)(3)	Code of Ethics of Destra, to be filed by amendment.

(q)	Power of Attorney (incorporated by reference to Exhibit (q) of Registrant’s Post-Effective Amendment No. 35 filed on October 29, 2010).

Item 29. Persons Controlled by or Under Common Control with Registrant None

Item 30. Indemnification

Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and (i) in the case of conduct in the director’s official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, (ii) in all other cases, in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (B) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation.

Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Subsection (B), he shall be indemnified against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 2-418.

Article V of the Bylaws of the Fund contains indemnification provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended, and to Investment Company Act Release No. 11330 (September 4, 1980). These Bylaws provide “reasonable and fair means” to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by (a) a vote of a majority of a quorum of directors who are neither “interested persons” of the company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the Fund’s Articles of Incorporation and Bylaws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore unenforceable. The Fund, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue in the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered.

Item 31. Business and Other Connections of Investment Adviser

Arrowpoint is a registered investment adviser and provides investment advisory services to the Registrant. The description of Arrowpoint under the captions “The Investment Adviser” in the Registrant’s Prospectus and “Investment Management” in the Registrant’s Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any other business, profession, vocation or employment during the last two fiscal years of the officers and directors of Arrowpoint is set forth under the caption “Information about the Directors and Officers of Meridian Fund, Inc.” in the Registrant’s Statement of Additional Information and in Arrowpoint’s Form ADV filed with the SEC (File No. 801-69868), both of which are incorporated herein by reference.

Item 32. Principal Underwriters

(a) Destra Capital Investments LLC acts as principal underwriter for Destra Investment Trust and Destra Investment Trust II.

(b) The following table presents certain information with respect to each director and officer of Destra as of June 30, 2013. The principal business address for each director and officer of Destra is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICERS WITH REGISTRANT
Nicholas Dalmaso	President, Chief Financial Officer, General Counsel and Registered Salesperson
Anne Kochevar	Senior Managing Director
Dominic Martellaro	Chief Executive Officer and Registered Salesperson
Linda Fryer	Managing Director

(c) None

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant, located at 60 E. Sir Francis Drake Boulevard, Wood Island, Suite 306, Larkspur, California 94939, Arrowpoint Asset Management, LLC, the Funds’ investment adviser, located at 100 Fillmore St., Suite 325, Denver, CO 80206, and Destra Capital Investments LLC, the Funds’ distributor, located at 901 Warrenville Road, Suite 15, Lisle, Illinois 60532. Records covering shareholder accounts and portfolio transactions are maintained and kept also by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 and custodian, The Bank of New York Mellon, One Wall Street, New York, New York, 10286.

Item 34. Management Services

None

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur and State of California on the 27th day of August, 2013.

MERIDIAN FUND, INC.® (Registrant)

/s/ Gregg B. Keeling
Gregg B. Keeling, Acting President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Gregg B. Keeling	Acting President (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)	August 27, 2013
Gregg B. Keeling

/s/ Ronald Rotter*	Director	August 27, 2013
Ronald Rotter

/s/ Michael S. Erickson*	Director	August 27, 2013
Michael S. Erickson

/s/ James B. Glavin*	Director and Chairman of the Board	August 27, 2013
James B. Glavin

/s/ Michael Stolper*	Director	August 27, 2013
Michael Stolper

/s/ John S. Emrich*	Director	August 27, 2013
John S. Emrich

*By:	/s/ Gregg B. Keeling
Gregg B. Keeling,
Attorney-in-Fact

August 27, 2013

7